UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Aristotle/Saul Global Opportunities Fund
(Formerly Aristotle/Saul Opportunity Fund)
Class I shares (ARSOX)

Aristotle International Equity Fund
Class I shares (ARSFX)

Aristotle Strategic Credit Fund
Class I shares (ARSSX)

Aristotle Small Cap Equity Fund
Class I shares (ARSBX)

ANNUAL REPORT
December 31, 2015

Aristotle/Saul Global Opportunities Fund
Aristotle International Equity Fund
Aristotle Strategic Credit Fund
Aristotle Small Cap Equity Fund
Each a series of Investment Managers Series Trust

Table of Contents

Aristotle/Saul Global Opportunities Fund
Shareholder Letter	1
Fund Performance	9
Schedule of Investments	10
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Aristotle International Equity Fund
Shareholder Letter	19
Fund Performance	26
Schedule of Investments	27
Statement of Assets and Liabilities	30
Statement of Operations	31
Statements of Changes in Net Assets	32
Financial Highlights	33
Aristotle Strategic Credit Fund
Shareholder Letter	34
Fund Performance	39
Schedule of Investments	41
Statement of Assets and Liabilities	48
Statement of Operations	49
Statements of Changes in Net Assets	50
Financial Highlights	51
Aristotle Small Cap Equity Fund
Shareholder Letter	52
Fund Performance	59
Schedule of Investments	60
Statement of Assets and Liabilities	65
Statement of Operations	66
Statement of Changes in Net Assets	67
Financial Highlights	68
Notes to Financial Statements	69
Report of Independent Registered Public Accounting Firm	80
Supplemental Information	81
Expense Examples	89
This report and the financial statements contained herein are provided for the general information of the shareholders of the Aristotle Funds.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
www.aristotlefunds.com

Aristotle/Saul Global Opportunities Fund	2015 Annual Commentary

Dear Fellow Shareholders,
We would be remiss if we did not begin with a tip-of-the-cap to our employee-owned, independent firm which celebrated its five-year anniversary in its current form this past quarter. While Aristotle Capital Management, LLC (Aristotle Capital) is relatively new, the players are not, as the founding partners have been doing business together for several decades. Aristotle Capital is now responsible for approximately $9.2 billion in client assets and has grown to 68 employees, including our 13-person global research team which grew by two this year with the addition of Weixin Lin (a native Mandarin speaker that recently earned her MBA from Harvard) and Kevin Zhang (recently earned his MBA from Stanford).  In addition to being extremely talented (despite their reprehensibly poor choice in graduate schools), both Kevin and Weixin are millennials that can bring fresh perspectives and healthy diversity to our experienced research team.

Pardon the indulgence, but we believe Aristotle Capital is one of the great success stories in our industry over the last five years, particularly when one considers the ever increasing regulatory and performance scrutiny facing fiduciaries today. We are honored with the responsibility that our clients are increasingly giving us to shepherd wealth during these uncertain times of unprecedented monetary policy. We take pride in our exceptionally low employee turnover that is a result of our broad-based employee ownership and intellectually stimulating culture that encourages in-depth research and independent thought.

We are very fortunate that, as an employee-owned, independent firm with no debt and with no agenda dictated from corporate headquarters, we have the ability to focus on investing for the long term in a world where the average investment time horizon seems to be getting shorter by the week. We are more convinced than ever that the best is yet to come at Aristotle Capital.

What follows is an update on what we are seeing in the global markets today, a review of 2015 Fund performance.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 1-888-661-6691.

FOR MORE INFORMATION, PLEASE CONTACT:
Phone: (888) 661-6691 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

Aristotle/Saul Global Opportunities Fund	2015 Annual Commentary

Market Observations:

Asset Class	Value	Index	4Q15	2015	3yr	5yr	10yr	30yr
through 12/31/2015			Total Return, USD		Annualized Total Return, USD
Global Equities	399	MSCI All-Country World	5.03%	-2.36%	7.69%	6.09%	5.29%	n/a
U.S. Equities	2,044	S&P 500	7.03%	1.37%	15.12%	12.56%	7.31%	10.33%
European Equities	123	MSCI Europe	2.41%	-2.38%	4.99%	4.44%	3.88%	n/a
Japanese Equities	19,034	Nikkei 225	8.74%	9.90%	11.20%	6.73%	3.19%	3.01%
Emerging Markets Equities	794	MSCI Emerging Markets	0.51%	-14.90%	-6.64%	-4.65%	3.80%	n/a
30-year Treasury	3.02%	relevantU.S. Treasury	-0.61%	-1.16%	2.60%	8.40%	6.28%	9.26%
Commodities	79	DJUBS Commodity TR	-10.52%	-24.66%	-17.29%	-13.47%	-6.43%	n/a
Oil	$36	Brent forward dated	-24.13%	-35.87%	-31.64%	-17.63%	-4.86%	1.03%
Natural Gas	$2.53	Henry Hub 12mnth-strip	-7.80%	-17.19%	-11.07%	-11.41%	-13.51%	-0.16%
Corn	$3.59	Corn No. 2 Yellow active	-10.03%	-16.42%	-8.45%	-5.16%	-2.61%	0.54%
Gold	$1,061	Gold Spot	-4.81%	-10.42%	-14.11%	-5.67%	7.46%	4.02%
Copper	$2.15	Copper Spot	-8.53%	-25.65%	-15.71%	-13.27%	0.42%	4.01%
U.S. Dollar Index	98.6	DXY	2.36%	9.30%	7.35%	3.69%	0.86%	-0.95%
Euro	1.09	EUR	-2.88%	-11.36%	-7.75%	-5.17%	-0.92%	n/a
Yen	121	JPY	-0.28%	-0.40%	-10.31%	-7.54%	-0.20%	1.72%
Pound	1.47	GBP	-2.67%	-5.71%	-3.54%	-1.22%	-1.81%	0.06%
Canadian $	1.39	CAD	-3.75%	-15.97%	-10.50%	-6.33%	-1.72%	0.03%
Real	3.96	BRL	-0.33%	-32.89%	-19.68%	-15.92%	-5.14%	n/a
Yuan	6.49	CNY	-2.11%	-4.49%	-1.39%	0.34%	2.19%	-2.32%
Ruble	72.5	RUB	-9.83%	-16.25%	-25.06%	-15.89%	-8.86%	-13.18%
Source: Bloomberg	All returns are as of 12/31/2015

We will keep our comments on rates (low probability of materially positive real rates anytime soon) and oil (U.S. shale oil production now in decline; Iran and Libya remain wildcards) to a minimum, as we believe this is discussed ad nauseam in the media today. In an effort to provide something a bit more insightful, what follows is an overview of the challenges and opportunities we are seeing in the global markets today. Understanding these evolving industry dynamics and managing exposures will be paramount with the goal to obtain investment success in 2016 and beyond.

Threats from Zombie Companies
A growing challenge facing investors today is the fact that many industries are increasingly being attacked by “zombie companies” that have been propped up by creditor generosity and unprecedented monetary policy. A phenomenon that impacted Japan much of the last three decades (primarily in the banking sector), this artificial life support has spread to other economies and industries creating a deflationary pricing environment in some instances and potentially eliminating the benefits of creative destruction. So far, the effects have been most apparent in capital-intensive businesses (such as commodities), but the threat is making its way into other industries including everything from banking to spirits.

For example, one of the Fund’s smaller investments, Stock Spirits Group, continues to be attacked in its primary market of Poland by one such zombie company, a desperate Russian competitor named Roust. Following three poorly timed Russian acquisitions in 2008, making it the largest vodka company in Russia, Roust (then CEDC, Central European Distribution Company, a NASDAQ-listed company that went public in 1998 to fund the roll-up of Polish distribution companies) filed for bankruptcy. During its reorganization in 2013, the company was taken private by Russian billionaire Mr. Roustam Tariko, who assumed the U.S.-dollar denominated debt and renamed the company Roust. Following years of losing market share in Poland to Stock Spirits and increasing debt burdens due to the recent Ruble devaluation, the company is essentially dead once again. In a desperate attempt to stay alive, Roust has begun slashing prices in Poland to try and regain market share and delay the inevitable. Even with free cash flow that does not exceed interest payments and debt levels that are 10x cash flow, the company’s creditors and affiliated businesses of Mr. Tariko continue to lend Roust money. Despite the prowess of Russian gymnasts, these financial gymnastics cannot go on forever.

Aristotle/Saul Global Opportunities Fund	2015 Annual Commentary

The U.S. energy sector has numerous zombies wandering the oil patch which epitomize a capital-intensive business that has been reliant on generous ZIRP (Zero Interest Rate Policy) induced external financing to chase unsustainable growth. Many of these companies are now close to the end of their liquidity runway after utilizing short-term focused debt exchanges (up tiering creditors from unsecured to secured debt) and issuing new second lien notes to buy more time. We are encouraged to see many of these companies euthanized, as bankruptcies are occurring at an increasing rate. While painful to endure, we believe allowing companies to fail is a healthy part of the business cycle, as it creates a more sustainable and profitable environment for the survivors by loosening up the labor force and directing capital to the most productive assets.

It is rare to find a company that is completely immune to threats that these zombie companies present, but one can lessen their exposure by being highly selective and focusing on companies that, 1) have limited competition and/or do not sell products based on price alone (e.g., Dassault Systèmes, Givaudan, Mondelēz International and Compagnie Financière Richemont), or, 2) benefit from a scorched earth cost advantage over competitors and maintain an appropriate capital structure allowing them to be the last man standing should competition intensify (e.g., Agnico Eagle Mines, Peyto Exploration & Development, Samsung Electronics Co. Ltd. and Toyo Suisan Kaisha).

Technology-Driven Disruption and Piranha Attacks

Another challenge facing investors is the unprecedented technology-driven disruption that many industries are experiencing today. For example, the way we shop (on-line), the way we pay (mobile), the way we consume media (on-demand), the way we buy software (subscription) and the way some of us commute (Uber) is dramatically changing. A combination of unprecedented computing power (e.g., the central processing unit of an iPhone has improved by 40x since its original launch in 2007), much improved internet speeds and technological development funded by an extraordinary amount of capital, is speeding up the potential disruption of several industries by new entrants. Companies like Amazon.com, PayPal Holdings, Netflix and Uber have become omnipresent in many consumers lives, particularly millennials.

Aristotle/Saul Global Opportunities Fund	2015 Annual Commentary

One needs not venture further than their front door, where a cardboard box arrives seemingly every day, to feel the effects of this disruption. Goliaths, such as Procter & Gamble’s Gillette, once thought of as impenetrable with tremendous brand power and advertising budgets are under a “piranha like” attack from specialized start-ups such as Dollar Shave Club. Many of these start-ups benefit from subscription-based e-commerce models with targeted on-line advertising and innovative distribution. It is not just the consumer products companies that are under threat, the retailers such as Wal-Mart and Target Corporation need to rapidly evolve, as the value proposition of an inconvenient trip to the local retailer or strip mall continues to erode.

The global banking industry, which is the largest industry group in the global equity benchmark and generated record after-tax profits of $1 trillion (yes, trillion) last year, does not get the attention it deserves when discussing disruptive technological threats. The reality is that banks are under attack from technology companies and the digital-driven commoditization of key banking products, especially credit. According to the McKinsey Global Banking Annual Review published this past October, up to 2/3 of banking profits are at risk over the next decade. The Review specifically predicted a 60% reduction in profits from non-mortgage retail lending (e.g., credit cards and car loans) on revenue declines of 40%. Most of the banks losses will likely come from margin compression as the “piranha’s” force prices lower given their significant cost advantage; non-banks are not regulated nor do they have expensive and obsolete legacy brick-and-mortar branches. Evidence of the digital transformation came on Bank of America’s (BofA) 3Q15 conference call where CFO Paul Donofrio indicated:

“… (BofA’s) mobile banking customers increased to 18.4 million, and deposits via mobile devices now represent 40% of consumer deposit transactions…. (mobile deposits) are 1/10th the cost relative to processing in financial centers and more convenient for customers…”

While many investors are predicting a normalization of interest rates to structurally lift the entire banking industry’s profits in the coming years, we are less convinced and are focusing our time and energy on understanding which banks can beat the digital companies at their own game and win this “high-stakes fight” for the customer.

Performance Review:

The Aristotle/Saul Global Opportunities Fund returned -1.97% (net of all taxes and fees) for the calendar year 2015. We believe we did a respectable job managing risk and preserving capital in a challenging environment full of temptation.  Fund highlights for 2015 include: 1) strong performance from investments in Europe and Japan, 2) downside market capture of only 50% in August, the worst month in the market in four years, 3) upside market capture of over 100% in October, the best month in the market in the last four years, and 4) successful implementation of a systematic currency hedging policy whereby we remove approximately 50% of the Fund’s developed market foreign currency exposure through short duration forward contracts at essentially no cost to the Fund; currency hedges contributed a positive 0.94% to total return in 2015.

Aristotle/Saul Global Opportunities Fund	2015 Annual Commentary

Areas where we need to improve moving forward: 1) even tighter risk controls on stock selection in the capital intensive, cyclical businesses that are more exposed to the macroeconomic elements, 2) more patience and discipline with regard to opportunities in emerging markets particularly given the currency risks, 3) less paralysis by analysis, as we had a few sins of omission in 2015 that would have generated strong returns for the Fund.

Conclusion

As always, we continue to focus our time on gaining a deeper understanding of businesses and industries and searching for new opportunities in what we believe to be unique and differentiated companies where we have a well-founded differentiated view of the business or its earnings power.

Gregory Padilla, CFA	Alberto Jimenez Crespo, CFA	Howard Gleicher, CFA
Principal, Portfolio Manager	Principal, Portfolio Manager	CEO & CIO

2015
Annual
Aristotle/Saul Global Opportunities Fund	Commentary

Aristotle/Saul Global Opportunities Fund (Class I)
Performance Update		December 31, 2015
Total Return	4Q15	1- Year	3- Year	Annualized Since Inception (3/30/12)	Gross/Net Expense Ratio
ARSOX Class I	5.53%	-1.97%	2.52%	2.53%	1.55% / 1.11%
MSCI ACWI Index (Net)	5.03%	-2.36%	7.69%	7.15%	N/A

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 1-888-661-6691.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2016, to the extent that the total annual operating expenses do not exceed 1.10% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three years from the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful.  All investing involves risk, including potential loss of principal.

The views in this letter were as of the date stated and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Capital makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from an account’s portfolio. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Capital reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. All recommendations for the last 12 months are available upon request.

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, emerging markets, short sales, derivatives, below investment grade bonds, convertible securities, and ETFs.

Foreign securities have additional risks including currency rate changes, political and economic instability, lack of comprehensive company information, less market liquidity, less efficient trading markets, and differing auditing controls and legal standards.

Investments in emerging markets involve even greater risks. The use of short sales and ETFs may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team's ability to accurately anticipate the  future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales and futures contracts leverages the Fund’s portfolio. The Fund’s use of leverage can make the Fund more volatile and magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

2015
Annual
Aristotle/Saul Global Opportunities Fund	Commentary

The Fund may invest in derivatives which can be highly volatile, illiquid, difficult to value, and changes in the value of a derivative may not correlate with the underlying securities or other securities held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives' original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Definitions:

●	You cannot invest directly into any of the indices mentioned in this document.
●	The Gross Domestic Product (GDP) is defined by the Organization for Economic Co-operation and Development (OECD) as an aggregate measure of production equal to the sum of the gross values added of all resident, institutional units engaged in production (plus any taxes, and minus any subsidies, on products not included in the value of their outputs.
●	The MSCI All Country World Index (ACWI) captures large and mid cap representation across 23 Developed Markets and 21 Emerging Markets countries. With over 2,400 constituents, the index covers approximately 85% of the global investable equity opportunity set.
●	The S&P 500® Index is the Standard & Poor's Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices.
●	The MSCI Europe Index captures large and mid cap representation across 15 Developed Markets countries in Europe. With 436 constituents, the index covers approximately 85% of the free float-adjusted market capitalization across the European Developed Markets equity universe.
●	The Nikkei-225 Stock Average is a price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.
●	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.
●	The Brent Forward Dated index is designed to track the performance of the Brent crude market, based on the closest contract expirations. Brent Crude is a major trading classification of sweet light crude oil that serves as a major benchmark price for purchases of oil worldwide.
●	The CRB Spot Index is the Credit Research Bureau (CRB) Spot Price Market Index. The Spot Market Price Index is a measure of price movements of 22 sensitive basic commodities whose markets are presumed to be among the first to be influenced by changes in economic conditions. As such, it serves as one early indication of impending changes in business activity.
●	Gold Spot, Platinum Spot and Copper Spot are a commonly used standards for the value of an ounce of gold, platinum, and copper (respectively) based on the price paid for the precious metal based upon immediate delivery.
●	Treasuries are negotiable debt obligations of the U.S. government secured by its full faith and credit and issued at various schedules and maturities.
●
The Federal Funds rate is the interest rate charged by banks with excess reserves at a Federal Reserve district bank to banks needing overnight loans to meet reserve requirements. The federal funds rate is the most sensitive indicator of the direction of interest rates, since it is set daily by the market.

2015
Annual
Aristotle/Saul Global Opportunities Fund	Commentary

The volatility (beta) of the account may be greater or less than the benchmarks. An investor cannot invest directly in these indices.

Effective January 17, 2014, Aristotle/Saul Opportunity Fund has been renamed Aristotle/Saul Global Opportunities Fund. In addition, the Fund’s investment strategy has been updated.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

As of December 31, 2015, the Fund holdings and their weight as a percent of total net assets were: Uber 0.00%, Banco Santander SA 0.00%, Centerra Gold Inc 0.00%, MS&AD Insurance Group Holdings Inc 0.00%, TOTO Ltd 0.00%, Stock Spirits Group PLC 1.53%, Roust 0.00%, Dassault Systèmes 2.82%, Givaudan SA 1.72%, Mondelēz International Inc 3.17%, Compagnie Financière Richemont SA 1.93%, Agnico Eagle Mines Ltd 2.77%, Peyto Exploration & Development Corp 2.54%, Samsung Electronics Co Ltd 3.48%, Toyo Suisan Kaisha Ltd 2.14%, Amazon.com 0.00%, PayPal Holdings Inc 1.94%, Netflix 0.00%, Procter & Gamble Co 0.00%, Dollar Shave Club 0.00%, Wal-Mart 0.00%, Target Corp 0.00%, Bank of America Corp 2.50%, Martin Marietta Materials Inc 0.00% and Adobe Systems Inc 0.00%.

Aristotle/Saul Global Opportunities Fund
FUND PERFORMANCE at December 31, 2015 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the MSCI All Country World Index (MSCI ACWI).  Results include the reinvestment of all dividends and capital gains.

The MSCI ACW Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACW Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The index does not reflect expenses, fees, or sales charge, which would lower performance.  This index is unmanaged and it is not available for investment.
Average Annual Total Returns as of December 31, 2015	1 Year	3 Years	Since Inception	Inception Date
Aristotle/Saul Global Opportunities Fund – Class I	-1.97%	2.52%	2.53%	03/30/12
MSCI ACW Index	-2.36%	7.69%	7.15%	03/30/12

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Class I shares were 1.55% and 1.11%, respectively, which were the amounts stated in the current prospectus.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.10% of the average daily net assets of Class I shares of the Fund. In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until April 30, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.  Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

Aristotle /Saul Global Opportunities Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2015

Number of Shares		Value

	COMMON STOCKS– 84.7%
	COMMUNICATIONS – 2.0%
48,500	KDDI Corp.	$1,272,674

	CONSUMER DISCRETIONARY – 4.9%
16,800	Cie Financiere Richemont S.A.	1,209,345
289,300	Kroton Educacional S.A.	696,871
23,000	Lennar Corp. - Class A	1,124,930
		3,031,146
	CONSUMER STAPLES – 13.3%
9,900	Diageo PLC - ADR	1,079,793
44,200	Mondelēz International, Inc. - Class A	1,981,928
466,000	Stock Spirits Group PLC	958,381
38,000	Toyo Suisan Kaisha Ltd.	1,337,327
29,200	Unilever N.V.	1,264,944
20,069	Walgreens Boots Alliance, Inc.	1,708,976
		8,331,349
	ENERGY – 9.2%
93,800	Cameco Corp.	1,156,554
57,000	Canadian Natural Resources Ltd.	1,244,310
23,800	Continental Resources, Inc.*	546,924
88,800	Peyto Exploration & Development Corp.	1,596,051
17,500	Schlumberger Ltd.	1,220,625
		5,764,464
	FINANCIALS – 8.1%
93,018	Bank of America Corp.	1,565,493
37,000	Erste Group Bank A.G.*	1,162,432
39,000	PayPal Holdings, Inc.*	1,411,800
251,000	Uranium Participation Corp.*	930,570
		5,070,295
	HEALTH CARE– 9.7%
119,000	Astellas Pharma, Inc.	1,714,285
45,300	Baxter International, Inc.	1,728,195
214,000	Hypermarcas S.A.*	1,174,315
18,900	Medtronic PLC	1,453,788
		6,070,583
	INDUSTRIALS – 8.0%
77,200	Experian PLC	1,366,905
88,000	Kubota Corp.	1,382,287
55,300	Kurita Water Industries Ltd.	1,169,078

Aristotle /Saul Global Opportunities Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
28,600	Oshkosh Corp.	$1,116,544
		5,034,814
	MATERIALS – 13.1%
66,000	Agnico Eagle Mines Ltd.	1,734,480
1,131,000	Centamin PLC	1,073,808
489,400	Dundee Precious Metals, Inc.*	452,722
590	Givaudan S.A. *	1,073,852
152,400	Newcrest Mining Ltd.*	1,440,376
242,854	Sandfire Resources NL	996,333
151,000	Toray Industries, Inc.	1,419,610
		8,191,181
	TECHNOLOGY – 11.5%
22,000	Dassault Systemes	1,763,682
34,400	Microsoft Corp.	1,908,512
37,400	Oracle Corp.	1,366,222
2,340	Samsung Electronics Co., Ltd.	2,177,254
		7,215,670
	UTILITIES – 4.9%
54,000	ITC Holdings Corp.	2,119,500
22,700	National Fuel Gas Co.	970,425
		3,089,925
	TOTAL COMMON STOCKS (Cost $55,287,681)	53,072,101

Principal Amount

	CORPORATE BOND– 0.1%
$1,320,000	Arch Coal, Inc. 8.000%, 1/15/2019[1,2]	52,800

	TOTAL CORPORATE BONDS (Cost $905,079)	52,800

Number of Shares

	SHORT-TERM INVESTMENTS – 14.6%
9,177,517	Federated Prime Obligations Fund - Institutional Shares, 0.280%[3]	9,177,517

	TOTAL SHORT-TERM INVESTMENTS (Cost $9,177,517)	9,177,517

	TOTAL INVESTMENTS – 99.4% (Cost $65,370,277)	62,302,418
	Other Assets in Excess of Liabilities – 0.6%	386,158

	TOTAL NET ASSETS – 100.0%	$62,688,576

Aristotle /Saul Global Opportunities Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2015

ADR – American Depositary Receipt
PLC – Public Limited Company

*	Non-income producing security.
[1]	Callable.
[2]
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $52,800.

[3]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Aristotle/Saul Global Opportunities Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2015

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Sale Contracts	Currency Exchange	Settlement Date	Currency Amount Sold	Value at Settlement Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Australian Dollars	AUD per USD	March 09, 2016	(630,855)	$(438,317)	$(458,135)	$(19,818)
Australian Dollars	AUD per USD	June 01, 2016	(977,898)	(696,668)	(707,558)	(10,890)
British Pound	GBP per USD	March 09, 2016	(635,518)	(975,170)	(937,002)	38,168
British Pound	GBP per USD	June 01, 2016	(682,420)	(1,031,857)	(1,006,541)	25,316
Canadian Dollars	CAD per USD	June 01, 2016	(2,409,441)	(1,800,820)	(1,742,299)	58,521
Canadian Dollars	CAD per USD	March 09, 2016	(2,298,805)	(1,732,881)	(1,661,650)	71,231
Euro	EUR per USD	June 01, 2016	(92,476)	(98,585)	(100,953)	(2,368)
Euro	EUR per USD	January 19, 2016	(1,269,833)	(1,381,487)	(1,380,647)	840
Euro	EUR per USD	March 09, 2016	(813,672)	(914,010)	(885,858)	28,152
Japanese Yen	JPY per USD	March 09, 2016	(168,652,784)	(1,403,294)	(1,405,847)	(2,553)
Japanese Yen	JPY per USD	June 01, 2016	(381,809,409)	(3,121,860)	(3,191,422)	(69,562)
Swiss Franc	CHF per USD	January 11, 2016	(1,078,906)	(1,144,121)	(1,077,696)	66,425
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS				$(14,739,070)	$(14,555,608)	$183,462

AUD - Australian Dollars
CAD - Canandian Dollars
EUR - Euro
GBP - Bristish Pound
JPY - Japanese Yen
CHF - Swiss Franc

See accompanying Notes to Financial Statements.

Aristotle /Saul Global Opportunities Fund
SUMMARY OF INVESTMENTS
As of December 31, 2015

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Communications	2.0%
Consumer Discretionary	4.9%
Consumer Staples	13.3%
Energy	9.2%
Financials	8.1%
Health Care	9.7%
Industrials	8.0%
Materials	13.1%
Technology	11.5%
Utilities	4.9%
Total Common Stocks	84.7%
Corporate Bonds
Energy	0.1%
Short-Term Investments	14.6%
Total Investments	99.4%
Other Assets in Excess of Liabilities	0.6%
Total Net Assets	100.0%
 See accompanying Notes to Financial Statements.

Aristotle/Saul Global Opportunities Fund
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2015

Assets:
Investments, at value (cost $65,370,277)	$62,302,418
Cash	8,035
Receivables:
Securities sold	386,763
Fund shares sold	300,631
Unrealized appreciation on forward foreign currency exchange contracts	288,653
Dividends and interest	135,467
Prepaid expenses	1,711
Total assets	63,423,678

Liabilities:
Payables:
Foreign cash due to custodian	386,763
Fund shares redeemed	142,904
Unrealized depreciation on forward foreign currency exchange contracts	105,191
Advisory fees	27,289
Auditing fees	17,500
Transfer agent fees and expenses	15,491
Fund accounting fees	14,092
Fund administration fees	12,094
Custody fees	5,420
Trustees' fees and expenses	729
Chief Compliance Officer fees	658
Accrued other expenses	6,971
Total liabilities	735,102

Net Assets	$62,688,576

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$67,280,062
Accumulated net investment income	61,321
Accumulated net realized loss on investments and foreign currency transactions	(1,767,822)
Net unrealized appreciation (depreciation) on:
Investments	(3,067,859)
Forward foreign currency exchange contracts	183,462
Foreign currency translations	(588)
Net Assets	$62,688,576

Class I:
Shares of beneficial interest issued and outstanding	6,104,192
Net asset value per share	$10.27

 See accompanying Notes to Financial Statements.

Aristotle/Saul Global Opportunities Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding taxes of $75,320)	$943,509
Interest	269,763
Total investment income	1,213,272

Expenses:
Advisory fees	553,191
Fund administration fees	75,688
Transfer agent fees and expenses	64,128
Fund accounting fees	58,021
Custody fees	31,973
Registration fees	19,999
Auditing fees	18,767
Legal fees	12,728
Miscellaneous	11,139
Chief Compliance Officer fees	7,108
Shareholder reporting fees	5,997
Trustees' fees and expenses	5,869
Insurance fees	1,000
Total expenses	865,608
Advisory fees waived	(189,617)
Net expenses	675,991
Net investment income	537,281

Realized and Unrealized gain (loss) on Investments, Forward foreign currency exchange contracts and Foreign Currency:
Net realized gain (loss) on:
Investments	(1,215,486)
Forward foreign currency exchange contracts	349,595
Foreign currency transactions	(32,255)
Net realized loss	(898,146)
Net change in unrealized appreciation/depreciation on:
Investments	(2,302,759)
Forward foreign currency exchange contracts	175,136
Foreign currency translations	295
Net change in unrealized appreciation/depreciation	(2,127,328)
Net realized and unrealized loss on investments, forward foreign currency exchange contracts and foreign currency	(3,025,474)

Net Decrease in Net Assets from Operations	$(2,488,193)

 See accompanying Notes to Financial Statements.

Aristotle/Saul Global Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$537,281	$666,037
Net realized loss on investments, forward foreign currency exchange contracts and foreign currency transactions	(898,146)	(440,212)
Net change in unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts and foreign currency translations	(2,127,328)	(3,040,175)
Net decrease in net assets resulting from operations	(2,488,193)	(2,814,350)

Distributions to Shareholders:
From net investment income	(783,280)	(671,084)
From net realized gains	-	(29,699)
Total distributions to shareholders	(783,280)	(700,783)

Capital Transactions:
Class I:
Net proceeds from shares sold	33,122,233	39,425,726
Reinvestment of distributions	535,769	604,089
Cost of shares redeemed[1]	(14,357,068)	(4,963,417)
Net increase in net assets from capital transactions	19,300,934	35,066,398

Total increase in net assets	16,029,461	31,551,265

Net Assets:
Beginning of period	46,659,115	15,107,850
End of period	$62,688,576	$46,659,115

Accumulated net investment income	$61,321	$12,756

Capital Share Transactions:
Class I:
Shares sold	3,038,473	3,481,104
Shares reinvested	53,072	58,479
Shares redeemed	(1,382,673)	(441,686)
Net increase in capital share transactions	1,708,872	3,097,897

[1]	Net of redemption fee proceeds of $3,065 and $576, respectively.

See accompanying Notes to Financial Statements.

Aristotle/Saul Global Opportunities Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014		For the Year Ended December 31, 2013		For the Period March 30, 2012* through December 31, 2012
Net asset value, beginning of period	$10.62	$11.64		$10.09		$10.00
Income from Investment Operations:
Net investment income[1]	0.09	0.20		0.13		0.09
Net realized and unrealized gain (loss) on investments	(0.30)	(1.06)		1.75		0.11
Total from investment operations	(0.21)	(0.86)		1.88		0.20

Less Distributions:
From net investment income	(0.14)	(0.15)		(0.22)		(0.11)
From net realized gain	-	(0.01)		(0.11)		-
Total distributions	(0.14)	(0.16)		(0.33)		(0.11)

Redemption fee proceeds	- [2]	- [2]		- [2]		-

Net asset value, end of period	$10.27	$10.62		$11.64		$10.09

Total return[3]	(1.97)%	(7.41)%		18.72%		1.95%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$62,689	$46,659		$15,108		$12,063

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	1.41%	1.54%		2.51%		3.23%[5]
After fees waived and expenses absorbed	1.10%	1.06%	[6]	0.87%	[6]	0.90%[5,6]

Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	0.56%	1.24%		(0.44)%		(1.04)%[5]
After fees waived and expenses absorbed	0.87%	1.72%		1.20%		1.29%[5]

Portfolio turnover rate	51%	67%		24%		32%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.
[6]
Effective April 1, 2014, the Fund’s advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.10% of average daily net assets of the Fund.

Prior to April 1, 2014, the Fund’s advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.25% of average daily net assets of the Fund. In addition, the Fund’s advisor agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) above 0.85%.

See accompanying Notes to Financial Statements.

Aristotle International Equity Fund	2015 Annual Commentary

Dear Fellow Shareholders,

2015 was a year characterized by a series of “panic attacks” affecting financial markets throughout the world.  While every year can bring such dislocations, the year just past seemed awash in currency movements (the Swiss franc unpegged, the Chinese yuan changed direction and devalued, emerging market currencies were particularly weak, and the U.S. dollar marched higher); commodity price swings (mostly downward); Greek, Spanish and French political changes; and global terrorism shocks.  These competing forces pressured markets during the year and led to a wide divergence of returns amongst the major economies around the world.  While companies based in Japan, Denmark and Ireland did quite well, in aggregate, those based in the U.K., Spain and Singapore had a much more difficult year.  Companies in the Consumer Staples and Health Care sectors tended to do the best, while the energy and materials sectors had a very difficult year, ending down 18.6% and 16.8%, respectively.  Continued strength in the U.S. dollar was a significant headwind for U.S.-based investors allocating capital overseas.  The MSCI EAFE Index (net) posted a positive return of 5.3% for the year, however in U.S. dollar terms, this was reduced to -0.8%.

Developed Europe had a wide range of returns, and ended the year up 4.9% in local currency terms.  Unfortunately for U.S. investors, this translated into a -2.8% return, due to the continued strength of the U.S. dollar.  The U.K., largest European constituent, returned -7.6% for the year, and Spain, due in part to political uncertainty, dropped 15.6% in U.S. dollar terms.  Denmark, Belgium and Ireland all had impressive returns in local currency terms.

Returns in developed Asia were 3.0% in U.S. dollar terms, as Singapore and Australia detracted from Japan’s relatively impressive performance for the year.  In dollar terms, Japan returned 9.6%, only slightly below the yen return of 9.9%, as the yen held relatively constant versus the dollar during the year.  Japan’s returns were aided by Prime Minister Shinzō Abe’s continued commitment to major reforms in Japan, including investor friendly initiatives such as corporate governance reforms.  We have previously discussed the potential for improvements in Japan due to the implementation of “Abenomics” and perhaps the realization that the country must act in a meaningful way if it is ever to regain its former economic status.

The emerging markets continued to face challenging headwinds during the year, including rising U.S. interest rates, poor economic growth and lower commodity prices.  For the year, the MSCI Emerging Markets Index (net) was down 14.9% in U.S. dollar terms, and down 5.8% in local terms.  While the majority of the emerging markets suffered losses during the year, Russia was able to finish the year up 4.2% in U.S. dollar terms.  The Brazilian market garnered particular attention during the fourth quarter as the country’s sovereign debt rating was downgraded for a second time, sending the nation’s bonds and currency to new lows.  Our decision to remain substantially below our limit of 20% in the emerging markets was clearly the right one in 2015.  At present, we only have one investment in a company based in the emerging markets.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 1-888-661-6691.

FOR MORE INFORMATION, PLEASE CONTACT:
Phone: (888) 661-6691 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

Aristotle International Equity Fund	2015 Annual Commentary

PERFORMANCE AND ATTRIBUTION SUMMARY

For the full year 2015, the Fund continued to add significant value for our investors, gaining 0.25% (net of all taxes and fees), compared to the -0.81% return of the MSCI EAFE Index (net) and the  -5.66% return of the MSCI ACWI ex USA Index (net) — margins of outperformance of 1.06% and 5.91%, respectively, net of all taxes and fees.

Favorable stock selection, as well as sector allocation (a by-product of our bottom-up approach), contributed to overall performance during the full year.  Most notably, the portfolio benefited from strong stock selection in the Consumer Staples, Information Technology and Telecommunication Services sector.  Conversely, security selection detracted from relative performance in the Industrials and Utilities sectors.  Overall, the positive factors outweighed the negative, resulting in excess returns relative to both the MSCI ACWI ex USA Index and the MSCI EAFE Index.

KDDI, Japan’s second-largest wireless telecommunication services provider, was the top contributor to performance during the year.  Shares of KDDI Corporation strengthened during the year, as the company continues to expand its smartphone penetration as well as market its mobile services, which now serve over 44 million subscribers.  KDDI is now the largest pay TV operator in Japan, holding a 53% market share, and is the second-largest provider of fiber-to-the-home broadband.  The company has successfully expanded its bundled fixed and wireless telephony, broadband and pay television services to over half of its smartphone customers, and early results of KDDI’s Internet services have been successful, which could provide a new opportunity for growth.

Japanese pharmaceutical company Daiichi Sankyo was also a top contributor.  Daiichi Sankyo Company, Ltd. was formed by the merger of Daiichi and Sankyo in September 2005 and markets a diversified set of pharmaceuticals.  The fourth-largest pharmaceutical company in Japan by revenues, the company’s significant development expertise and marketing scale in Japan make it one of a handful of companies able to profitably win contracts to develop and market drugs produced by non-Japanese pharmaceutical companies for sale in Japan.  Daiichi Sankyo has demonstrated the ability to create small molecule drugs considered among the best in their class, particularly for cardiovascular disease.

London-based global mining company Anglo American was the largest detractor for the year.  Shares of Anglo American plc fell during the year as the diversified mining company’s exposure to commodities led to investor concern.  Despite weak commodity prices, Anglo recently outlined a new strategy that includes aggressive portfolio restructuring, capital expenditure reductions and a temporary dividend suspension. We believe that Anglo’s management has the potential to deliver meaningful operational improvements going forward and will be able to capitalize on the rebound in global economic growth.

AES Corporation was also a primary detractor.  AES Corp., headquartered in Arlington, Virginia, is one of a few truly global electric utility companies.  New CEO Andres Gluski is continuing his predecessor’s moves to focus on core markets (U.S., Brazil, Chile, and several others), down from the 26 disparate countries in which it operates. AES will further focus on markets where it has a competitive advantage or is the low-cost producer and will actively divest all others – with much progress made thus far. Recently acquired DPL (Dayton Power & Light) will increase the company’s U.S. regulated electric utility exposure, thus dampening the previous ups and downs of its earnings. As cash flow is now more predictable and debt levels reduced, a dividend was initiated. We believe that as the company executes on its plans, its valuation will more fully reflect its newfound stability and its longer-term potential.

Aristotle International Equity Fund	2015 Annual Commentary

PORTFOLIO ACTIVITY

A summary of the sales and purchases can be found in the following tables.

Sales from the International Equity Portfolio 2015

adidas AG	Consumer Discretionary	2Q15
Autoliv, Inc.	Consumer Discretionary	2Q15
Michelin	Consumer Discretionary	2Q15
Scentre Group Ltd.	Consumer Discretionary	1Q15
The Swatch Group AG	Consumer Discretionary	3Q15
Toyota Motor Corp.	Consumer Discretionary	2Q15
Imperial Tobacco Group plc	Consumer Staples	2Q15
Noble Corporation	Energy	2Q15
Banco Santander SA	Financials	4Q15
Barclays plc	Financials	1Q15
DNB ASA	Financials	3Q15
Indivior plc	Health Care	1Q15
Nabtesco Corporation	Industrials	2Q15
Vallourec SA	Industrials	3Q15
Telefon AB L.M. Ericsson	Telecommunication Services	4Q15

Aristotle International Equity Fund	2015 Annual Commentary

Purchases in the International Equity Portfolio 2015

Compagnie Financière Richmont	Consumer Discretionary	3Q15
Samsonite International SA	Consumer Discretionary	2Q15
Grupo Bimbo SAB	Consumer Staples	3Q15
Mondelēz International Inc.	Consumer Staples	2Q15
Banco Bilbao Vizcaya Argentaria SA	Financials	4Q15
Banco Santander SA	Financials	1Q15
Shinsei Bank Ltd.	Financials	4Q15
UBS Group AG	Financials	1Q15
Medtronic plc.	Health Care	2Q15
Dassault Systèmes SA	Industrials	1Q15
Kobuta Corporation	Industrials	2Q15
Nidec Corporation	Industrials	2Q15
TE Connectivity Ltd.	Industrials	3Q15
Toray Industries Inc.	Materials	2Q15
Sensata Technologies Holding	Information Technology	3Q15
National Grid plc	Utilities	2Q15

This information is for illustrative purposes only and is not a recommendation to buy or sell a particular security. There is no guarantee that the securities discussed will prove to be profitable. Please refer to disclosures at the end of this document.

OUTLOOK

The U.S. Federal Reserve’s (the Fed’s) decision to raise interest rates dominated headlines during the fourth quarter of 2015 as investors attempted to simultaneously gauge the growth prospects of developed countries and the slowdown in emerging markets.  By and large, we see the Fed’s decision to raise rates for the first time in nearly a decade as encouraging news for developed international equities, as it demonstrates confidence in the current trajectory of the global economy.  While rising U.S. interest rates will be a headwind for many emerging markets, sustained low commodity prices, reduced demand from China and political upheaval are significant issues that will need addressing in the New Year.

Economic growth continues in Europe, but at such a measured pace that the European Central Bank (ECB) expanded its extensive bond-buying program and recently cut interest rates to a new all-time low.  ECB President Mario Draghi remains committed to stoking inflation in the Eurozone and, in our view, will maintain accommodative monetary policies for the foreseeable future.  When combined with the fact that European economies could benefit in 2016 from continued low commodity prices and weaker currencies, we believe that European equities remain quite attractive.

Japanese Prime Minister Shinzō Abe and the Bank of Japan continue to actively promote economic growth through various structural reforms and monetary support.  During the year, Prime Minister Abe unveiled measures to push up wages and expand benefits for Japanese citizens, an objective that we see as a step in the right direction for investors.  Meanwhile, the weak yen continues to promote export activity, while low commodity prices support corporate profitability.

Aristotle International Equity Fund	2015 Annual Commentary

Emerging markets remain in a very difficult situation, as rising U.S. interest rates increase financing costs, commodity prices continue to falter and economic activity is slowing.  Now many leading emerging countries are facing political instability as their fiscal situations worsen and unemployment rises.  We believe this may cause valuations to become more appealing even for what we believe to be high-quality companies and potentially provide us the opportunity to find attractive investments in emerging markets going forward.

Sean Thorpe	Geoffrey Stewart, CFA	Howard Gleicher, CFA
Principal, Portfolio Manager	Principal, Portfolio Manager	CEO & CIO

Aristotle International Equity Fund	2015 Annual Commentary

Aristotle International Equity Fund (Class I)
Performance Update				December 31, 2015
Total Return	4Q15	1- Year	Annualized Since Inception (3/31/14)	Gross/Net Expense Ratio
ARSFX Class I	4.23%	0.25%	-4.32%	20.22% / 1.12%
MSCI EAFE Index (Net)	4.71%	-0.81%	-3.64%	N/A

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 1-888-661-6691.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2016, to the extent that the total annual operating expenses do not exceed 1.10% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three years from the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

Important Information:

The can be no guarantee that any strategy (risk management or otherwise) will be successful.  All investing involves risk, including potential loss of principal.

The views in this letter were as of the date stated and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Capital makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from an account’s portfolio. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Capital reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. All recommendations for the last 12 months are available upon request.

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, emerging markets, short sales, derivatives, below investment grade bonds, convertible securities, and ETFs.

Foreign securities have additional risks including currency rate changes, political and economic instability, lack of comprehensive company information, less market liquidity, less efficient trading markets, and differing auditing controls and legal standards.

Investments in emerging markets involve even greater risks. The use of short sales and ETFs may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team's ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales and futures contracts leverages the Fund’s portfolio. The Fund’s use of leverage can make the Fund more volatile and magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Aristotle International Equity Fund	2015 Annual Commentary

The Fund may invest in derivatives which can be highly volatile, illiquid, difficult to value, and changes in the value of a derivative may not correlate with the underlying securities or other securities held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives' original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Definitions:

●	You cannot invest directly into any of the indices mentioned in this document.
●	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
●	The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the U.S.) and 23 Emerging Markets (EM) countries. With over 1,800 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S.
●	The Federal Funds rate is the interest rate charged by banks with excess reserves at a Federal Reserve district bank to banks needing overnight loans to meet reserve requirements. The federal funds rate is the most sensitive indicator of the direction of interest rates, since it is set daily by the market.

The volatility (beta) of the account may be greater or less than the benchmarks. An investor cannot invest directly in these indices.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

As of December 31, 2015, the Fund holdings and their weight as a percent of total net assets were: KDDI Corporation 3.76%, Daiichi Sankyo Co. Ltd. 2.09%, Anglo American plc 0.46%, AES Corporation 2.12%, Dayton Power & Light 0.00%, adidas AG 0.00%, Autoliv, Inc. 0.00%, Michelin 0.00%, Scentre Group Ltd. 0.00%, The Swatch Group AG 0.00%, Toyota Motor Corp. 0.00%, Imperial Tobacco Group plc 0.00%, Noble Corporation 0.00%, Banco Santander SA 0.00%, Barclays plc 0.00%, DNB ASA 0.00%, Indivior plc 0.00%, Nabtesco Corporation 0.00%, Vallourec SA 0.00%, Telefon AB L.M. Ericsson 0.00%, Compagnie Financière Richemont 2.05%, Samsonite International SA 2.31%, Grupo Bimbo SAB 2.83%, Mondelēz International Inc. 3.16%, Banco Bilbao Vizcaya Argentaria SA 1.92%, Shinsei Bank Ltd. 2.24%, UBS Group AG 3.08%, Medtronic plc 2.71%, Dassault Systèmes SA 3.37%, Kobuta Corporation 2.64%, Nidec Corporation 2.85%, TE Connectivity Ltd. 1.91%, Toray Industries Inc. 3.24%, Sensata Technologies Holding 1.24% and National Grid plc 2.19%.

Aristotle International Equity Fund
FUND PERFORMANCE at December 31, 2015 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the MSCI Europe, Australian, Far East Index (MSCI EAFE).  Results include the reinvestment of all dividends and capital gains.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.  The index does not reflect expenses, fees or sales charge, which would lower performance.  This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2015	1 Year	Since Inception	Inception Date
Aristotle International Equity Fund – Class I	0.25%	-4.32%	03/31/14
MSCI EAFE Index	-0.81%	-3.64%	03/31/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Class I shares were 20.22% and 1.12%, respectively, which were the amounts stated in the current prospectus.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.10% of the Fund’s average daily net assets. In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until April 30, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.  Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

Aristotle International Equity Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2015

Number of Shares		Value

	COMMON STOCKS – 98.4%
	COMMUNICATIONS – 3.8%
17,500	KDDI Corp.	$459,212

	CONSUMER DISCRETIONARY – 7.8%
3,500	Cie Financiere Richemont S.A.	251,947
23,400	Compass Group PLC	405,352
93,900	Samsonite International S.A.	282,302
		939,601
	CONSUMER STAPLES – 20.7%
10,400	Diageo PLC	284,647
131,000	Grupo Bimbo S.A.B. de C.V.*	349,267
5,350	Heineken N.V.	457,965
8,700	Mondelēz International, Inc. - Class A	390,108
3,000	Nestle S.A.	223,293
4,950	Reckitt Benckiser Group PLC	458,366
7,900	Unilever N.V.	344,305
		2,507,951
	ENERGY – 4.8%
16,500	Cameco Corp.	203,552
5,400	TOTAL S.A.	242,155
15,600	Weatherford International PLC*	130,884
		576,591
	FINANCIALS – 19.6%
31,600	Banco Bilbao Vizcaya Argentaria S.A.	231,420
10,700	Brookfield Asset Management, Inc. - Class A	337,541
25,300	DBS Group Holdings Ltd.	297,804
10,000	Erste Group Bank A.G.*	314,171
32,300	HSBC Holdings PLC	255,333
20,600	ORIX Corp.	294,016
145,000	Shinsei Bank Ltd.	270,228
19,000	UBS Group A.G.	370,287
		2,370,800
	HEALTH CARE – 8.1%
12,300	Daiichi Sankyo Co., Ltd.	256,909
4,300	Medtronic PLC	330,756
4,450	Novartis A.G.	385,643
		973,308
	INDUSTRIALS – 14.0%
19,700	Experian PLC	348,809

Aristotle International Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
20,000	Kubota Corp.	$314,156
4,800	Nidec Corp.	352,906
3,300	Sensata Technologies Holding N.V.*	151,998
2,950	Siemens A.G.	288,140
3,700	TE Connectivity Ltd.	239,057
		1,695,066
	MATERIALS – 8.1%
13,000	Anglo American PLC	57,391
3,450	BASF S.E.	265,143
5,450	Koninklijke DSM N.V.	274,099
41,000	Toray Industries, Inc.	385,457
		982,090
	TECHNOLOGY – 7.1%
4,300	Accenture PLC - Class A	449,350
5,100	Dassault Systemes	408,854
		858,204
	UTILITIES – 4.4%
27,200	AES Corp.	260,304
19,300	National Grid PLC	266,751
		527,055

	TOTAL COMMON STOCKS (Cost $12,300,157)	11,889,878

	SHORT-TERM INVESTMENTS – 2.0%
245,311	Federated Prime Obligations Fund - Institutional Shares, 0.280%[1]	245,311
	TOTAL SHORT-TERM INVESTMENTS (Cost $245,311)	245,311

	TOTAL INVESTMENTS – 100.4% (Cost $12,545,468)	12,135,189
	Liabilities in Excess of Other Assets – (0.4)%	(46,384)

	TOTAL NET ASSETS – 100.0%	$12,088,805

PLC – Public Limited Company

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Aristotle International Equity Fund
SUMMARY OF INVESTMENTS
As of December 31, 2015

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer Staples	20.7%
Financials	19.6%
Industrials	14.0%
Materials	8.1%
Health Care	8.1%
Consumer Discretionary	7.8%
Technology	7.1%
Energy	4.8%
Utilities	4.4%
Communications	3.8%
Total Common Stocks	98.4%
Short-Term Investments	2.0%
Total Investments	100.4%
Liabilities in Excess of Other Assets	(0.4)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Aristotle International Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2015

Assets:
Investments, at value (cost $12,545,468)	$12,135,189
Receivables:
Fund shares sold	5,700
Dividends and interest	20,947
Prepaid expenses	4,403
Total assets	12,166,239

Liabilities:
Payables:
Offering costs - Advisor	18,311
Auditing fees	17,485
Fund accounting fees	9,711
Fund administration fees	6,550
Transfer agent fees and expenses	5,203
Custody fees	3,028
Chief Compliance Officer fees	585
Trustees' fees and expenses	466
Accrued other expenses	16,095
Total liabilities	77,434

Net Assets	$12,088,805

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$12,914,059
Accumulated net investment loss	(10,846)
Accumulated net realized loss on investments and foreign currency transactions	(403,825)
Net unrealized depreciation on:
Investments	(410,279)
Foreign currency translations	(304)
Net Assets	$12,088,805

Class I:
Shares of beneficial interest issued and outstanding	1,321,661
Net asset value per share	$9.15

See accompanying Notes to Financial Statements.

Aristotle International Equity Fund
STATEMENT OF OPERATIONS
As of December 31, 2015

Investment Income:
Dividends (net of foreign withholding taxes of $13,445)	$125,955
Interest	361
Total investment income	126,316

Expenses:
Advisory fees	48,373
Fund accounting fees	39,878
Fund administration fees	36,748
Registration fees	27,258
Transfer agent fees and expenses	19,307
Custody fees	19,161
Auditing fees	18,236
Legal fees	11,501
Shareholder servicing fees (Note 7)	8,998
Chief Compliance Officer fees	6,501
Offering costs	5,796
Trustees' fees and expenses	5,001
Shareholder reporting fees	4,037
Miscellaneous	3,184
Insurance fees	1,201
Total expenses	255,180
Advisory fees waived	(48,373)
Other expenses absorbed	(140,293)
Net expenses	66,514
Net investment income	59,802

Realized and Unrealized Loss on Investments and Foreign Currency:
Net realized loss on:
Investments	(406,952)
Foreign currency transactions	(213)
Net realized loss	(407,165)
Net change in unrealized appreciation/depreciation on:
Investments	(253,169)
Foreign currency translations	(293)
Net change in unrealized appreciation/depreciation	(253,462)
Net realized and unrealized loss on investments and foreign currency	(660,627)

Net Decrease in Net Assets from Operations	$(600,825)

See accompanying Notes to Financial Statements.

Aristotle International Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2015	For the Period March 31, 2014* through December 31, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$59,802	$11,168
Net realized loss on investments and foreign currency transactions	(407,165)	(742)
Net change in unrealized appreciation/depreciation on investments	(253,462)	(157,121)
Net decrease in net assets resulting from operations	(600,825)	(146,695)

Distributions to Shareholders:
From net investment income	(69,543)	(10,341)
Total distributions to shareholders	(69,543)	(10,341)

Capital Transactions:
Class I:
Net proceeds from shares sold	14,373,585	1,830,846
Reinvestment of distributions	69,544	10,341
Cost of shares redeemed	(3,301,945)	(66,162)
Net increase in net assets from capital transactions	11,141,184	1,775,025

Total increase in net assets	10,470,816	1,617,989

Net Assets:
Beginning of period	1,617,989	-
End of period	$12,088,805	$1,617,989

Accumulated net investment income (loss)	$(10,846)	$928

Capital Share Transactions:
Class I:
Shares sold	1,502,219	182,493
Shares reinvested	7,744	1,147
Shares redeemed	(364,725)	(7,217)
Net increase in capital share transactions	1,145,238	176,423

*	Commencement of operations.
[1]	Net of redemption fee proceeds of $1,411 and 0, respectively.

See accompanying Notes to Financial Statements.

Aristotle International Equity Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2015	For the Period March 31, 2014* through December 31, 2014
Net asset value, beginning of period	$9.17	$10.00
Income from Investment Operations:
Net investment income[1]	0.09	0.10
Net realized and unrealized loss on investments and foreign currency	(0.07)	(0.87)
Total from investment operations	0.02	(0.77)

Less Distributions:
From net investment income	(0.04)	(0.06)

Net asset value, end of period	$9.15	$9.17

Total return[2]	0.25%	(7.67)%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,089	$1,618

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	4.22%	20.20%	[4]
After fees waived and expenses absorbed	1.10%	1.10%	[4]

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(2.13)%	(17.79)%	[4]
After fees waived and expenses absorbed	0.99%	1.31%	[4]

Portfolio turnover rate	86%	5%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Aristotle Strategic Credit Fund	2015 Annual Commentary

Dear Fellow Shareholders,

For the year, high-yield bonds (as measured by the Barclays U.S. High Yield Ba/B 2% Issuer Cap Index) and bank loans (as measured by the Barclays U.S. Bank Loan Index) traded down against a backdrop of increased volatility, lower commodity prices and, at times, confusing Fed messaging that preceded the first rate hike since 2006. On the other hand, investment-grade corporate bonds (as measured by the Barclays Intermediate Corporate Index) finished the year in positive territory.  The Aristotle Strategic Credit Fund (ARSSX) returned -2.49% and trailed the -0.80% return of its benchmark, driven mostly by its overweight to high-yield bonds as well as its exposure to energy bonds. The benchmark for the Fund represents a blend of 1/3 Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, 1/3 Barclays Intermediate Corporate Index and 1/3 Barclays U.S. Bank Loan Index.

MARKET ENVIRONMENT

Concerns about global growth persist, with the U.S. economy one of the few bright spots among developed markets.

Chinese economic growth fears continue to be the dominant theme in market direction and volatility. The deceleration in China pushed commodity prices sharply lower in 2015, as well as the currencies and financial markets of commodity producers like Brazil and South Africa. Worries regarding Chinese growth prospects are likely to persist and continue to be a market driver until energy and industrial commodities encounter an improved supply/demand balance. A stabilized and slightly improving European economy provides a partial counter-weight to Chinese fears.

In the U.S., the economy is underpinned by the strength of the consumer with delevered balance sheets, a strong job market, and modestly improving wage growth. The Services sector continues to be the driver of the employment growth, as the Manufacturing sector continues to face headwinds associated with a stronger dollar, weak international demand, and depressed commodity prices. Overall, we expect U.S. economic growth to be around 2.0% to 2.5% for 2016. This globally-induced, mid-cycle slowdown in the U.S. will likely restrain the Fed from significantly raising rates in 2016.

Stress in commodity sectors leads to volatile return environment and first negative year for high yield and bank loans since 2008.

Given the meaningful commodities exposure in the broad high-yield index, it is not surprising that much of 2015’s calendar year performance was in part tied to commodity prices.  In fact, the return pattern experienced by the overall high-yield market was quite similar to that of crude oil, peaking near the end of May and declining sharply throughout the rest of the year.  The cumulative high and low for the year demonstrates how volatile the market was in 2015.  From the beginning of the year to its calendar year peak on May 29, the Barclays U.S. High Yield Ba/B 2% Issuer Cap Index returned 4.14%.  The market trended downward from there and reached its calendar year low on December 14, falling 7.94% from its highs in May.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 1-888-661-6691.

FOR MORE INFORMATION, PLEASE CONTACT:
Phone: (888) 661-6691 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

Aristotle Strategic Credit Fund	2015 Annual Commentary

The Barclays U.S. High Yield Ba/B 2% Issuer Cap Index returned -2.72% for the year, weighed down by significant losses in Energy and Metals & Mining, which continued to be negatively impacted by falling commodity prices. Those same trends held for bank loans, as the Barclays U.S. Bank Loan Index returned -0.83% over the same time period. In addition to the aforementioned weakness in commodity-related issuers, loan prices were negatively impacted by significant retail outflows from bank loan funds, a somewhat surprising development given the expectation that the Fed would raise rates in December. Investment-grade credit was up for the year, as measured by the 1.08% return of the Barclays Intermediate Corporate Index. Much of investment-grade’s outperformance came during the third quarter, when investors gravitated towards safety, pushing long-term U.S. Treasury rates lower and flattening the yield curve.

PERFORMANCE AND ATTRIBUTION SUMMARY

The Aristotle Strategic Credit Fund returned -2.49% and underperformed the -0.80% return of its blended benchmark, a result that was largely due to asset allocation and positioning in the Energy sector.

Relative to the benchmark, the portfolio was overweight high-yield securities, overweight bank loans and underweight investment-grade corporate bonds. The overweight to high-yield detracted during the year, as this sector underperformed the blended benchmark. The portfolio’s underweight to investment-grade corporate bonds also detracted, while the overweight to bank loans produced a relatively muted effect.

The Fund's Energy exposure was another key area of relative weakness.  While the portfolio had a near-benchmark weighting in Energy, its Energy holdings were concentrated in high-yield names, which lagged their counterparts in the bank loan and investment-grade markets.

On the plus side, the portfolio's lack of exposure to Metals & Mining was a positive contributor, as was its emphasis on domestically focused, consumer-based cyclicals and issuers that should benefit from lower energy prices. Overweights in Gaming & Lodging, Telecommunications and REITs added value.

Aristotle Strategic Credit Fund	2015 Annual Commentary

OUTLOOK AND STRATEGY

We believe valuations in the credit markets are attractive.  Credit spreads reflect recessionary conditions in the U.S., but we do not think the U.S. is headed for a recession.

At year-end, credit spreads traded well within the range of the 2001 recessionary period and also within the range of the 2010-2012 period when the economy was, in our opinion, on much less stable footing.  Furthermore, we find that corporate leverage trends compare favorably to long-term norms and both liquidity trends and refinancing risk to be relatively conservative.  Therefore, we believe corporate credit valuations to be relatively attractive.  However, over the short term, headwinds related to global growth, weak commodity prices and corporate bond supply pressures are likely to keep market volatility higher than normal and credit spreads wider than historical averages.  We believe corporate credit will be poised for spread tightening once commodity prices stabilize, and until that time, investors are likely to be rewarded with an attractive yield.

The portfolio continues to be overweight higher-yielding credit sectors, focused on U.S. credits and underweight commodity industries in favor of consumer-based cyclicals and select financials.

On December 31, the asset allocation was approximately 45% high-yield bonds, 40% bank loans and 15% investment-grade corporate bonds. Holdings remained focused on domestic credits given the relative strength of the U.S. economy.  The portfolio is overweight U.S. consumer-based cyclicals, as we believe these securities could continue to outperform due to the overall strength of the U.S. consumer, low gasoline prices and improvement in the labor market. The Fund is also overweight financially improving crossovers and REITs, which should benefit from positive trends in domestic real estate.  We have recently increased our allocation to higher-yielding Telecommunications bonds, as we believe fundamentals remain strong and the recent selloff has been more technically based.  As we move into 2016, we have taken advantage of the recent dislocation in below-investment-grade credit sectors by adding positions in select high-yield bonds, which offer attractive total return opportunities given current spread levels.

Douglas Lopez, CFA Principal, Portfolio Manager	Terence Reidt, CFA Principal, Portfolio Manager

Aristotle Strategic Credit Fund	2015 Annual Commentary

Aristotle Strategic Credit Fund (Class I)
Performance Update				December 31, 2015
Total Return	4Q15	1-Year	Since Inception (12/31/14)	Gross/Net Expense Ratio
ARSSX Class I	-1.51%	-2.49%	-2.49%	2.28% / 0.62%
Blended Benchmark*	-1.20%	-0.80%	-0.80%	N/A

*	1/3 Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, 1/3 Barclays Intermediate Corporate Index and 1/3 Barclays U.S. Bank Loan Index

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 1-888-661-6691.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2016, to the extent that the total annual operating expenses do not exceed 0.62% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three years from the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

Returns over one year are annualized; cumulative performance may not be indicative of the Fund’s long-term potential. The Fund inception date is December 31, 2014. The Fund returns will fluctuate over long and short-term periods.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful.  All investing involves risk, including potential loss of principal.  The views in this commentary were as of the date stated and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Credit makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from an account’s portfolio. Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Credit reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security.

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in fixed income securities, high yield bonds, bank loans, foreign securities, emerging markets, short sales, derivatives, convertible securities and ETFs. Foreign securities have additional risks including currency rate changes, political and economic instability, lack of comprehensive company information, less market liquidity, less efficient trading markets, and differing auditing controls and legal standards. Investments in emerging markets involve even greater risks. The use of short sales and ETFs may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team's ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales and futures contracts leverages the Fund’s portfolio. The Fund’s use of leverage can make the Fund more volatile and magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful. The Fund may invest in derivatives which can be highly volatile, illiquid, difficult to value, and changes in the value of a derivative may not correlate with the underlying securities or other securities held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives' original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Aristotle Strategic Credit Fund	2015 Annual Commentary

As of December 31, 2015, the Fund’s top 10 holdings and their weight as a percent of total net assets were: Diamond Resort Loan 5.500% Due 05-09-21, 2.96%; NVA Holdings Inc Loan 4.750% Due 08-14-21, 2.95%; Midas Intermediate Holdco II, LLC Loan 4.500% Due 08-18-21, 2.93%; Nord Anglia Education Finance LLC Loan 5.000% Due 03-31-21, 2.91%; Ineos Us Finance LLC Loan 4.250% Due 03-31-22, 2.87%; Presidio Inc Loan 5.250% Due 02-02-22, 2.81%; Hilex Poly Co LLC Loan 6.000% Due 12-05-21, 2.65%, Federal-Mogul Loan 4.750% Due 04-15-21, 2.62%; Carestream Health Inc Loan 5.000% Due 06-07-19, 2.52%; Ortho Clinical Diagnostics Inc Loan 4.750% Due 06-30-21, 2.51%.

Definitions:
●	You cannot invest directly into an index. The volatility (beta) of the account may be greater or less than the benchmarks.
●	The Fund is benchmarked to a blend of three indices: 1/3 Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, 1/3 Barclays Intermediate Corporate Index and 1/3 Barclays U.S. Bank Loan Index.
●	The Barclays U.S. High Yield Ba/B 2% Issuer Cap Index is an issuer-constrained version of the U.S. Corporate High-Yield Index that measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds rated Ba/B. The index limits the maximum exposure to any one issuer to 2%.
●	The Barclays Intermediate Corporate Index is designed to measure the performance of U.S. corporate bonds that have a maturity of greater than or equal to 1 year and less than 10 years. The Index includes investment grade, fixed-rate, taxable, U.S. dollar-denominated debt with $250 million or more par amount outstanding, issued by U.S. and non-U.S. industrial, utility, and financial institutions.
●	The Barclays U.S. Bank Loan Index provides broad and comprehensive total return metrics of the universe of syndicated term loans. To be included in the index, a bank loan must be dollar denominated, have at least $150 million funded loan, a minimum term of one year, and a minimum initial spread of LIBOR+125. The volatility (beta) of the Fund may be greater or less than the benchmark. It is not possible to invest in these indices.
●	Treasuries are negotiable debt obligations of the U.S. government secured by its full faith and credit and issued at various schedules and maturities.
●	The Gross Domestic Product (GDP) is defined by the Organization for Economic Co-operation and Development (OECD) as an aggregate measure of production equal to the sum of the gross values added of all resident, institutional units engaged in production (plus any taxes, and minus any subsidies, on products not included in the value of their outputs.

Aristotle Strategic Credit Fund
FUND PERFORMANCE at December 31, 2015 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Aristotle Blended Index and the Barclays U.S. High Yield Ba/B 2% Issuer Cap Index.  Results include the reinvestment of all dividends and capital gains.
The Aristotle Blended Index is a blend of three indices: 1/3 Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, 1/3 Barclays Intermediate U.S. Corporate Index and 1/3 Barclays U.S. Bank Loan Index. The Barclays U.S. High Yield Ba/B 2% Issuer Capped Index is an issuer-constrained version of the U.S. Corporate High-Yield Index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds rated Ba/B. The index limits the maximum exposure to any one issuer to 2%. The Barclays Intermediate U.S. Corporate Index is designed to measure the performance of U.S. corporate bonds that have a maturity of greater than or equal to 1 year and less than 10 years. The index includes investment grade, fixed-rate, taxable, U.S. dollar-denominated debt with $250 million or more par amount outstanding, issued by U.S. and non-U.S. industrial, utility, and financial institutions. The Barclays U.S. Bank Loan Index provides broad and comprehensive total return metrics of the universe of syndicated term loans. These indices do not reflect expenses, fees, or sales charge, which would lower performance.  These indices are unmanaged and they are not available for investment.
Average Annual Total Returns as of December 31, 2015	1 Year	Since Inception	Inception Date
Aristotle Strategic Credit Fund – Class I	-2.49%	-2.49%	12/31/14
Aristotle Blended Index	-0.80%	-0.80%	12/31/14
Barclays U.S. High Yield Ba/B 2% Issuer Cap Index	-2.72%	-2.72%	12/31/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Fund’s Class I shares were 2.28% and 0.62%, respectively, which were the amounts stated in the current prospectus.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.62% of the Fund’s average daily net assets. In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until April 30, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred.

Aristotle Strategic Credit Fund
FUND PERFORMANCE at December 31, 2015 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.  Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

Aristotle Strategic Credit Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2015

Principal Amount		Value

	BANK LOANS – 40.3%
	CONSUMER DISCRETIONARY – 15.7%
$250,000	Diamond Resorts Corp. 5.500%, 5/9/2021[1,2]	$247,812
248,116	Federal-Mogul Holdings Corp. 4.750%, 4/15/2021[1,2]	219,892
247,494	Midas Intermediate Holdco II LLC 4.500%, 8/18/2021[1,2]	245,432
248,111	Nord Anglia Education Finance LLC 5.000%, 3/31/2021[1,2]	243,149
49,750	PetSmart, Inc. 4.250%, 3/11/2022[1,2]	48,562
99,750	TI Group Automotive Systems LLC 4.500%, 6/30/2022[1,2]	97,755
215,000	USAGM HoldCo LLC 4.750%, 7/28/2022[1,2]	205,863
		1,308,465
	CONSUMER STAPLES – 3.0%
247,500	NVA Holdings, Inc. 4.750%, 8/14/2021[1,2]	246,263
	FINANCIALS – 0.5%
39,800	Astro AB Borrower, Inc. 5.500%, 4/30/2022[1,2]	39,452
	HEALTH CARE – 5.1%
235,161	Carestream Health, Inc. 5.000%, 6/7/2019[1,2]	213,017
247,487	Ortho-Clinical Diagnostics, Inc. 4.750%, 6/30/2021[1,2]	211,292
		424,309
	INDUSTRIALS – 3.8%
99,250	Dynacast International LLC 4.500%, 1/28/2022[1,2]	97,141
218,350	Hilex Poly Co. LLC 6.000%, 12/5/2021[1,2]	218,405
		315,546
	MATERIALS – 5.2%
248,124	Ineos U.S. Finance LLC 4.250%, 3/11/2022[1,2]	239,957
199,000	Royal Holdings, Inc. 4.500%, 6/20/2022[1,2]	196,326
		436,283

Aristotle Strategic Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2015

Principal Amount		Value

	BANK LOANS (Continued)
	TECHNOLOGY – 7.0%
$123,745	Aricent Technologies 5.500%, 4/14/2021[1,2,3]	$116,527
110,000	Blue Coat Systems, Inc. 4.500%, 5/20/2022[1,2]	106,609
24,938	Informatica Corp. 4.500%, 8/5/2022[1,2]	24,069
237,786	Presidio, Inc. 5.250%, 2/2/2022[1,2]	232,586
99,500	ViaWest, Inc. 4.500%, 3/30/2022[1,2]	98,070
		577,861

	TOTAL BANK LOANS (Cost $3,480,451)	3,348,179

	CORPORATE BONDS – 56.4%
	COMMUNICATIONS – 10.8%
50,000	AT&T, Inc. 4.500%, 5/15/2035[1]	46,243
117,000	CCO Holdings LLC / CCO Holdings Capital Corp. 6.625%, 1/31/2022[1]	123,289
98,000	DISH DBS Corp. 5.875%, 7/15/2022	91,385
65,000	EarthLink Holdings Corp. 7.375%, 6/1/2020[1]	66,137
80,000	Equinix, Inc. 5.375%, 1/1/2022[1]	82,000
65,000	Intelsat Jackson Holdings S.A. 7.250%, 10/15/2020[1,3]	56,875
87,000	Level 3 Financing, Inc. 5.375%, 8/15/2022[1]	88,305
75,000	McClatchy Co. 9.000%, 12/15/2022[1]	66,750
74,000	Sprint Capital Corp. 6.900%, 5/1/2019	60,310
110,000	Sprint Corp. 7.625%, 2/15/2025[1]	80,300
65,000	T-Mobile USA, Inc. 6.250%, 4/1/2021[1]	66,950
80,000	Windstream Services LLC 7.750%, 10/15/2020[1]	67,400
		895,944
	CONSUMER DISCRETIONARY – 13.1%
25,000	Advance Auto Parts, Inc. 5.750%, 5/1/2020	27,111

Aristotle Strategic Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	CONSUMER DISCRETIONARY (Continued)
$99,000	Allegiant Travel Co. 5.500%, 7/15/2019	$100,237
104,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.500%, 4/1/2023[1]	104,260
17,000	Dana Holding Corp. 6.750%, 2/15/2021[1]	17,468
65,000	General Motors Financial Co., Inc. 3.700%, 11/24/2020[1]	65,176
75,000	Goodyear Tire & Rubber Co. 5.125%, 11/15/2023[1]	76,875
100,000	Griffon Corp. 5.250%, 3/1/2022[1]	95,375
30,000	Isle of Capri Casinos, Inc. 5.875%, 3/15/2021[1]	30,600
67,000	MGM Resorts International 6.625%, 12/15/2021	68,591
86,000	Penn National Gaming, Inc. 5.875%, 11/1/2021[1]	83,420
65,000	PHH Corp. 7.375%, 9/1/2019	64,415
20,000	Pinnacle Entertainment, Inc. 7.500%, 4/15/2021[1]	20,850
100,000	Quad/Graphics, Inc. 7.000%, 5/1/2022	62,750
88,000	RR Donnelley & Sons Co. 7.000%, 2/15/2022	83,270
100,000	Scientific Games International, Inc. 6.250%, 9/1/2020[1]	47,000
37,000	Sonic Automotive, Inc. 7.000%, 7/15/2022[1]	39,128
50,000	U.S. Airways Group, Inc. 6.125%, 6/1/2018	50,875
51,000	United Rentals North America, Inc. 7.625%, 4/15/2022[1]	54,504
		1,091,905
	CONSUMER STAPLES – 2.1%
68,000	Revlon Consumer Products Corp. 5.750%, 2/15/2021[1]	65,790
55,000	Spectrum Brands, Inc. 6.625%, 11/15/2022[1]	58,025
50,000	WhiteWave Foods Co. 5.375%, 10/1/2022	52,875
		176,690

Aristotle Strategic Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	ENERGY – 6.4%
$50,000	Antero Resources Corp. 5.125%, 12/1/2022[1]	$38,000
35,000	Bonanza Creek Energy, Inc. 5.750%, 2/1/2023[1]	18,200
60,000	Bristow Group, Inc. 6.250%, 10/15/2022[1]	46,875
51,000	Calumet Specialty Products Partners LP / Calumet Finance Corp. 6.500%, 4/15/2021[1]	44,370
63,000	Concho Resources, Inc. 6.500%, 1/15/2022[1]	60,480
48,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 6.125%, 3/1/2022[1]	33,360
115,000	Denbury Resources, Inc. 4.625%, 7/15/2023[1]	37,016
100,000	Energy Transfer Partners LP 4.050%, 3/15/2025[1]	82,126
70,000	Enterprise Products Operating LLC 7.034%, 1/15/2068[1,2]	71,050
27,000	Laredo Petroleum, Inc. 6.250%, 3/15/2023[1]	23,490
75,000	Oasis Petroleum, Inc. 6.875%, 1/15/2023[1]	46,500
85,000	Stone Energy Corp. 7.500%, 11/15/2022[1]	28,050
		529,517
	FINANCIALS – 14.3%
	Air Lease Corp.
50,000	2.125%, 1/15/2018	49,125
25,000	3.750%, 2/1/2022[1]	24,556
110,000	Aircastle Ltd. 5.500%, 2/15/2022[3]	112,750
100,000	Bank of America Corp. 8.000%, 7/29/2049[1,2]	101,750
100,000	CBRE Services, Inc. 5.000%, 3/15/2023[1]	100,509
75,000	Citigroup, Inc. 5.800%, 11/29/2049[1,2]	74,362
50,000	Corrections Corp. of America 5.000%, 10/15/2022[1]	49,750
55,000	DDR Corp. 3.375%, 5/15/2023[1]	51,971
75,000	DuPont Fabros Technology LP 5.875%, 9/15/2021[1]	78,000

Aristotle Strategic Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$70,000	Hartford Financial Services Group, Inc. 8.125%, 6/15/2038[1,2]	$76,562
75,000	Morgan Stanley 4.875%, 11/1/2022	79,594
108,000	Nationstar Mortgage LLC / Nationstar Capital Corp. 6.500%, 7/1/2021[1]	95,580
90,000	Prudential Financial, Inc. 8.875%, 6/15/2038[1,2]	101,250
85,000	Raymond James Financial, Inc. 8.600%, 8/15/2019	101,356
97,000	Select Income REIT 4.500%, 2/1/2025[1]	90,153
		1,187,268
	HEALTH CARE – 2.4%
75,000	Acadia Healthcare Co., Inc. 5.125%, 7/1/2022[1]	70,125
50,000	ExamWorks Group, Inc. 5.625%, 4/15/2023[1]	49,750
81,000	HealthSouth Corp. 5.750%, 11/1/2024[1]	77,254
		197,129
	INDUSTRIALS – 1.2%
100,000	Orbital ATK, Inc. 5.250%, 10/1/2021[1]	100,500
	MATERIALS – 3.7%
70,000	Huntsman International LLC 4.875%, 11/15/2020[1]	63,875
50,000	Kraton Polymers LLC / Kraton Polymers Capital Corp. 6.750%, 3/1/2019[1]	50,250
100,000	Mercer International, Inc. 7.750%, 12/1/2022[1]	101,000
89,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.750%, 10/15/2020[1]	90,530
		305,655
	TECHNOLOGY – 2.0%
110,000	Analog Devices, Inc. 3.900%, 12/15/2025[1]	111,051
52,000	CyrusOne LP / CyrusOne Finance Corp. 6.375%, 11/15/2022[1]	53,560
		164,611

Aristotle Strategic Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	UTILITIES – 0.4%
$39,000	Calpine Corp. 5.375%, 1/15/2023[1]	$35,003

	TOTAL CORPORATE BONDS (Cost $5,162,415)	4,684,222

	TOTAL INVESTMENTS – 96.7% (Cost $8,642,866)	8,032,401
	Other Assets in Excess of Liabilities – 3.3%	272,186

	TOTAL NET ASSETS – 100.0%	$8,304,587

LP – Limited Partnership
REIT – Real Estate Investment Trust

[1]	Callable.
[2]	Variable, floating or step rate security.
[3]	Foreign security denominated in U.S. dollars.

See accompanying Notes to Financial Statements.

Aristotle Strategic Credit Fund
SUMMARY OF INVESTMENTS
As of December 31, 2015

Security Type/Sector	Percent of Total Net Assets
Bank Loans
Consumer Discretionary	15.7%
Technology	7.0%
Materials	5.2%
Health Care	5.1%
Industrials	3.8%
Consumer Staples	3.0%
Financials	0.5%
Total Bank Loans	40.3%
Corporate Bonds
Financials	14.3%
Consumer Discretionary	13.1%
Communications	10.8%
Energy	6.4%
Materials	3.7%
Health Care	2.4%
Consumer Staples	2.1%
Technology	2.0%
Industrials	1.2%
Utilities	0.4%
Total Corporate Bonds	56.4%
Total Investments	96.7%
Other Assets in Excess of Liabilities	3.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Aristotle Strategic Credit Fund
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2015

Assets:
Investments, at value (cost $8,642,866)	$8,032,401
Receivables:
Investment securities sold	750,730
Dividends and interest	93,662
Prepaid expenses	14,693
Total assets	8,891,486

Liabilities:
Payables:
Due to Custodian	521,269
Offering costs - Advisor	6,695
Auditing fees	16,696
Fund accounting fees	13,863
Fund administration fees	5,902
Custody fees	5,836
Transfer agent fees and expenses	5,560
Trustees' fees and expenses	4,644
Legal fees	1,920
Chief Compliance Officer fees	707
Accrued other expenses	3,807
Total liabilities	586,899

Net Assets	$8,304,587

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$9,142,327
Accumulated net investment income	782
Accumulated net realized loss on investments	(228,057)
Net unrealized depreciation on investments	(610,465)
Net Assets	$8,304,587

Class I:
Number of shares issued and outstanding	887,124
Net asset value per share	$9.36

See accompanying Notes to Financial Statements.

Aristotle Strategic Credit Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015

Investment Income:
Interest	$463,710
Total investment income	463,710

Expenses:
Fund accounting fees	62,738
Advisory fees	42,933
Fund administration fees	37,147
Offering costs	23,982
Transfer agent fees and expenses	23,706
Registration fees	24,153
Auditing fees	16,696
Custody fees	15,473
Trustees' fees and expenses	10,139
Legal fees	9,974
Chief Compliance Officer fees	6,031
Miscellaneous	4,008
Shareholder reporting fees	3,494
Insurance fees	1,198
Total expenses	281,672
Advisory fees waived	(42,933)
Other expenses absorbed	(182,253)
Net expenses	56,486
Net investment income	407,224

Realized and Unrealized Loss on Investments:
Net realized loss on investments	(226,704)
Net change in unrealized appreciation/depreciation on investments	(610,465)
Net realized and unrealized loss on investments	(837,169)

Net Decrease in Net Assets from Operations	$(429,945)

See accompanying Notes to Financial Statements.

Aristotle Strategic Credit Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2015	For the Period Ended December 31, 2014*
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$407,224	$-
Net realized loss on investments	(226,704)	-
Net change in unrealized appreciation/depreciation on investments	(610,465)	-
Net decrease in net assets resulting from operations	(429,945)	-

Distributions to Shareholders:
From net investment income	(410,316)	-
Total distributions to shareholders	(410,316)	-

Capital Transactions:
Class I:
Net proceeds from shares sold	11,181,358	250,000
Reinvestment of distributions	409,788	-
Cost of shares redeemed	(2,696,298)	-
Net increase in net assets from capital transactions	8,894,848	250,000

Total increase in net assets	8,054,587	250,000

Net Assets:
Beginning of period	250,000	-
End of period	$8,304,587	$250,000

Accumulated net investment income	$782	$-

Capital Share Transactions:
Class I:
Shares sold	1,102,413	25,000
Shares reinvested	41,614	-
Shares redeemed	(281,903)	-
Net increase in capital share transactions	862,124	25,000

*	Commencement of operations.
See accompanying Notes to Financial Statements.

Aristotle Strategic Credit Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2015	For the Period Ended December 31, 2014*
Net asset value, beginning of period	$10.00	$10.00
Income from Investment Operations:
Net investment income[1]	0.45	-
Net realized and unrealized loss on investments	(0.69)	-
Total from investment operations	(0.24)	-

Less Distributions:
From net investment income	(0.40)	-

Net asset value, end of period	$9.36	$10.00

Total return[2]	(2.49)%	-%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,305	$250

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.11%	-%
After fees waived and expenses absorbed	0.62%	-%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.01%	-%
After fees waived and expenses absorbed	4.50%	-%

Portfolio turnover rate	88%	-%

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Aristotle Small Cap Equity Fund	2015 Annual Commentary

Dear Fellow Shareholders,

Despite the modest rebound towards the end of the year, 2015 was a disappointing year for the small cap segment of the U.S. equity market, as evidenced by the -4.41% total return of the Russell 2000 Index, which brought to an end the Index’s three-year run of positive returns. However, this was modest compared to past small cap declines, especially given the strong returns of the previous three-year and five-year periods. Similar to many years, the route the market took to realize the year’s final return was not a straight path. The Index was up 8.18% through the year’s peak in late June and down 9.14% at its bottom in late September before finishing the year down 4.41%.

Relative to other areas of the market, small caps underperformed large caps and mid caps for the year, as the Russell 1000 Index and Russell Midcap Index generated total returns of 0.92% and -2.44% in 2015, respectively. Overseas, the MSCI EAFE Index posted an annual return of -0.81%, while the MSCI Emerging Markets Index was the biggest laggard for the year with a total return of -14.92%.

Eight of the ten economic sectors in the Russell 2000 Index posted negative returns during the year. Energy (-39.87%) experienced the largest decline, as stocks within the sector continued to face heavy pressure from the weakness in commodity prices. Materials (-21.44%) also posted a negative return during the year. Health Care (+8.04%) was the largest contributor in the Index, driven by steady gains in Pharmaceuticals and Biotechnology. Information Technology (+3.28%) was also among the sector leaders during the year.

From a fundamental characteristic perspective, consistent with the fact that large caps outperformed small caps during the year, larger market cap companies within the Russell 2000 Index also outperformed their smaller cap counterparts. The performance of other fundamental characteristics (dividend yield, earnings growth, etc.) was more mixed, with no clear trends apart from the highest Price-to-Earnings names outperforming more attractively valued stocks in the Index.

Stylistically, growth outperformed value in the year, as evidenced by the Russell 2000 Growth Index realizing a total return of -1.38% versus a total return of -7.47% for the Russell 2000 Value Index. This style leadership is not surprising given the sharp declines in growth stocks in the third quarter. It is also consistent with the fundamental and sector leadership mentioned above, as Health Care and Information Technology comprise a much higher percentage of the Russell 2000 Growth Index. Aside from temporary periods that could be characterized as “risk off” or “flight to quality” (the third quarter included), the outperformance of value-oriented companies has become somewhat of a rare occurrence in recent years. From the market’s bottom in March 2009 through the end of 2015, the Russell 2000 Growth Index appreciated 288% versus 239% (cumulative) for the Russell 2000 Value Index. This extended period of outperformance by growth-oriented companies is counter to the well-documented long-term trend of value outperforming growth.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 1-888-661-6691.

FOR MORE INFORMATION, PLEASE CONTACT:
Phone: (888) 661-6691 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

Aristotle Small Cap Equity Fund	2015 Annual Commentary

PORTFOLIO PERFORMANCE REVIEW

The Fund has an inception date of October 30, 2015. For the period since inception to December 31, 2015, the Aristotle Small Cap Equity Fund posted a return of -3.43% (net of all taxes and fees), underperforming the Russell 2000 Index (-1.93%) by 150 basis points. On a relative basis, our holdings within the Health Care, Information Technology, Energy and Industrials sectors detracted from performance. On the positive side, the Financials, Utilities, Consumer Discretionary and Materials sectors contributed to relative performance since inception.

CONTRIBUTORS

-
Jarden Corporation (JAH - $57.12), a diversified consumer products company and a holding in this strategy for the past 12 years, rose 26% after agreeing to be acquired by Newell Rubbermaid. We continued to hold the shares at quarter-end but are in the process of considering alternative investment opportunities.

-
Empire District Electric Company (EDE - $28.07), a Missouri-based electric utility, appreciated 26% after management confirmed that it was evaluating “strategic alternatives” following earlier reports that the company intended to sell itself. While this development is still in its early stages, it appears buyer interest is quite strong, and the market has priced in a high likelihood of a deal. We maintain the position but are currently reevaluating the stock's potential upside given this news.

-
Rovi Corporation (ROVI - $16.66), a provider of software and intellectual property licensing in the digital media space, appreciated 73% after renewing its patent license agreements with two of the firm’s most high-profile clients. We maintain a position, as we continue to believe that Rovi will occupy a key position in the delivery and security of digital media.

-
Cross Country Healthcare, Inc. (CCRN - $16.39), a provider of temporary staffing solutions to the healthcare and pharmaceutical industries, appreciated 16% as the company reported strong operating results and raised future guidance after seeing pricing increases and cost cutting initiatives take hold sooner than anticipated. We maintain the position as we believe the stock continues to possess sufficient upside potential.

-
Charles River Laboratories International, Inc. (CRL - $80.39), a contract research organization (CRO) that provides outsourced clinical trial services to pharmaceutical and biotechnology companies, appreciated 18% after announcing the acquisition of a Germany-based oncology services CRO and reporting strong results due to continued market share gains. We maintain the position as we believe the company is well-positioned to benefit from the trend of large pharmaceutical companies outsourcing an increasing amount of their research and testing.

Aristotle Small Cap Equity Fund	2015 Annual Commentary

DETRACTORS

-
1-800-Flowers.com, Inc. (FLWS - $7.28), a leading online retailer of flowers and other gift items, declined 31% despite strong fundamental performance. Confusion about results triggered by the sale of two non-core businesses at the end of last year may have contributed to the weakness. We continue to maintain a position, as we believe the company has ample opportunity to drive shareholder value by integrating its recent acquisition of gifting brand Harry & David onto its platform as well as through its company-specific operational improvement initiatives.

-
Belden Inc. (BDC - $47.68), a manufacturer of cable, connectivity and networking products, declined approximately 26% after management revised its full-year revenue and earnings guidance to account for slowing demand in its industrial segments. Despite the disappointment, we continue to believe that the company is well positioned to benefit from a secular increase in demand for broadband, which can drive the need for its products.

-
Euronet Worldwide, Inc. (EEFT - $72.43), an electronic transaction processing company, declined approximately 11% on what appears to be profit taking following a strong move higher earlier in the year, and not a fundamental change in the company’s prospects. We maintain the position, as the company is benefiting from strong secular demand trends in most of its businesses and from its own fundamental execution efforts.

-
Ring Energy, Inc. (REI - $7.05), a Texas-based oil and gas exploration and production company, fell 34% as weak oil prices led the company to curtail drilling activity in lieu of allocating capital to pursue distressed property acquisitions. We maintain the position despite the weak commodity price environment because we believe management’s balanced approach to creating shareholder value has the potential to produce attractive returns over the next several years and won't require substantially higher commodity prices to be successful.

-
Commercial Vehicle Group, Inc. (CVGI - $2.76), a manufacturer of tractor and truck components, declined about 37%, as sentiment turned negative on the sector after investors digested unfavorable data related to truck order cancellations. We continue to maintain a position, as we believe the truck production cycle remains intact and that company-specific cost- improvement initiatives will contribute to greater profitability.

Aristotle Small Cap Equity Fund	2015 Annual Commentary

BUYS

-
Multi Packaging Solutions Limited (MPSX), a manufacturer of specialty packaging, was added because we believe the company’s geographic expansion efforts (Asia), product expansion opportunities, cross-selling initiatives and margin expansion has the ability to drive solid earnings growth over the next several years.

-
Opus Bank (OPB), a California-based commercial bank, was added based on an expectation that a recent strategic shift toward more commercial/specialty lending could drive above-average earnings growth and higher shareholder returns.

SELLS

-	None.

OUTLOOK

Whether or not the market can rebound and produce a positive total return in 2016 will likely depend on many of the same factors that have influenced corporate profits as well as investor psychology and sentiment.

Questions about the pace of economic growth in the U.S. following 18 months of significant U.S. dollar strengthening, the first of perhaps many hikes in the federal funds rate, and slowing growth from several of the world’s major emerging markets are a few of the key issues investors will grapple with as 2016 unfolds. A stronger dollar may be exacerbated by the Fed’s decision to raise rates, as dollar- denominated investments would become more attractive in an environment where other central banks continue to cut in an attempt to stimulate their respective economies. This calls into question the earnings potential of U.S. corporations as their products become more expensive and thus less competitive around the globe. U.S. small caps have much less exposure to international markets than their large cap counterparts, so this segment of the market may be better positioned if an overseas slowdown in demand takes place. Another key issue for the economy will be the ongoing drop in oil prices that began 18 months ago. The approximately 70% drop in the price of crude oil over this time period has had devastating effects on employment within the industry and on the economies of those regions that had previously benefited from the boom in shale drilling. The offset to this is the potential boon to consumer discretionary spending. How these two aspects of the energy price collapse play out over the next 12 months will be an important consideration for Corporate America and investors.

As was the case heading into 2015, one of the most important issues investors will face in 2016 will be the Federal Reserve and any changes to the accommodative monetary policy that has been in place since the depths of the 2008-2009 credit crisis. Specifically, now that the Fed has finally raised its target rate (+25 basis points to a range of 25 to 50 basis points), the timing, pace and magnitude of any future rate increases will be hotly debated by investors due to their impact on the cost of capital for corporations and the insight rate action will provide into the Fed’s expectations for economic activity. The ongoing debate and positioning for any future Fed activity is likely to create ongoing bouts of volatility in both the equity and fixed income markets. Our view has been that the historically low interest rate environment has distorted the normal capital allocation process of the economy. We believe this distortion has contributed to the willingness of investors to absorb a greater level of risk than might normally be expected at this point in the economic cycle. As the Fed moves forward with its stated goal of gradually moving its target rate higher, the impact on corporate profitability and investor psychology will be a key factor in determining equity market returns in 2016. As has always been the case, we avoid constructing and managing our portfolios based on an expectation for interest rates. We instead focus our time and efforts on identifying the risks associated with individual investment positions under various potential interest rate scenarios.

Aristotle Small Cap Equity Fund	2015 Annual Commentary

Another critically important topic that investors will likely contend with in 2016 is the seemingly never-ending geopolitical uncertainty around the world, including the ongoing turmoil in the Middle East, the rise of the Islamic State and high-profile terrorist attacks, and the refugee crisis impacting Europe and many other parts of the world. The risks associated with these and other currently unknown issues could impact global economic activity and thus equity market returns. However, the reality is that we don’t know if, when or where these risks might be realized, so it is difficult to manage portfolios for specific threats that may or may not occur. Therefore, we remain focused on understanding the risk associated with each investment position within the context of our fundamentally oriented approach, and managing that risk through a disciplined approach to portfolio construction and management.

One positive note for investors is that 2016 is a presidential election year. Historically, the domestic equity markets have performed well during these periods, so hopefully, history will repeat itself. While most of us could probably do without all of the inter-party (as well as intra-party) bickering and grandstanding that comes along with the campaign process, it is obviously an important aspect of our democracy that can have huge implications for the domestic economy and, ultimately, equity market performance.

Dave Adams, CFA	Jack McPherson, CFA
Principal, Portfolio Manager	Principal, Portfolio Manager

Aristotle Small Cap Equity Fund	2015 Annual Commentary

Aristotle Small Cap Equity Fund (Class I)
Performance Update	December 31, 2015
Total Return	Dec 2015	Since Inception (10/30/15)	Gross/Net Expense Ratio
ARSBX Class I	-5.13%	-3.43	2.71% / 1.15%
Russell 2000 Index	-5.02%	-1.93%	N/A

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 1-888-661-6691. The Fund has been in existence for less than one year; cumulative performance may not be indicative of the Fund’s long-term potential. The Fund returns will fluctuate over long-term and short-term periods.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2016, to the extent that the total annual operating expenses do not exceed 1.15% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three years from the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

Important Information:

The can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this letter were as of the date stated and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Capital makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from an account’s portfolio. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Capital reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. All recommendations for the last 12 months are available upon request.

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, emerging markets, short sales, derivatives, below investment grade bonds, convertible securities and ETFs. Foreign securities have additional risks including currency rate changes, political and economic instability, lack of comprehensive company information, less market liquidity, less efficient trading markets and differing auditing controls and legal standards. Investments in emerging markets involve even greater risks. The use of short sales and ETFs may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales and futures contracts leverages the Fund’s portfolio.

Aristotle Small Cap Equity Fund	2015 Annual Commentary

The Fund’s use of leverage can make the Fund more volatile and magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful. The Fund may invest in derivatives which can be highly volatile, illiquid, difficult to value, and changes in the value of a derivative may not correlate with the underlying securities or other securities held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Definitions:

●	You cannot invest directly into any of the indices mentioned in this document.
●
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

●
The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. To assign growth and value weights within the Russell 2000 Index, the Russell Investment Group ranks the stocks by their book-to-price (B/P) ratio and their forecast long-term growth mean according to the Institutional Brokers' Estimate System (IBES). Once ranked, the Russell Investment Group uses a non-linear probability method to separate stocks into the growth and value styles. In general, a stock with a higher ranking is considered value, and a stock with a lower ranking is considered growth. Stocks in between have both growth and value features.

●	The Russell Midcap index is a subset of the Russell 3000 Index. The Russell Midcap is composed of the smallest 800 companies out of the Russell 1000 (also a subset of the Russell 3000).
●
The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

●
The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The volatility (beta) of the account may be greater or less than the benchmarks. An investor cannot invest directly in these indices.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

As of December 31, 2015, the Fund holdings and their weight as a percent of total net assets were: Jarden Corporation 1.85%, Empire District Electric Company 1.35%, Rovi Corporation 0.44%, Cross Country Healthcare, Inc. 1.02%, Charles River Laboratories International, Inc. 0.69%, 1-800-Flowers.com, Inc. 1.13%, Belden Inc. 0.96%, Euronet Worldwide, Inc. 2.44%, Ring Energy, Inc. 0.48%, Commercial Vehicle Group, Inc. 0.37%, First Foundation Inc. 0.29%, Multi Packaging Solutions Limited 0.59% and Opus Bank 0.75%.

Aristotle Small Cap Equity Fund
FUND PERFORMANCE at December 31, 2015 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Russell 2000 Index.  Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.  The index does not reflect expenses, fees, or sales charge, which would lower performance.  This index is unmanaged and it is not available for investment.

Total Returns as of December 31, 2015	1 Month	Since Inception (Cumulative)	Inception Date
Aristotle Small Cap Equity Fund – Class I	-5.13%	-3.43%	10/30/15
Russell 2000 Index	-5.02%	-1.93%	10/30/15

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Fund’s Class I shares were 2.71% and 1.15%, respectively, which were the amounts stated in the current prospectus.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.15% of the Fund’s average daily net assets. In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until April 30, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.  Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

Aristotle Small Cap Equity Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2015

Number of Shares		Value

	COMMON STOCKS – 93.8%
	COMMUNICATIONS – 2.6%
924	DigitalGlobe, Inc.*	$14,470
263	John Wiley & Sons, Inc. - Class A	11,843
822	World Wrestling Entertainment, Inc. - Class A	14,664
		40,977
	CONSUMER DISCRETIONARY – 12.5%
2,449	1-800-Flowers.com, Inc. - Class A*	17,829
1,117	Bravo Brio Restaurant Group, Inc.*	10,053
302	Carter's, Inc.	26,887
472	DSW, Inc. - Class A	11,262
322	Insight Enterprises, Inc.*	8,089
440	Liquidity Services, Inc.*	2,860
421	Matthews International Corp. - Class A	22,502
610	Metaldyne Performance Group, Inc.	11,187
848	On Assignment, Inc.*	38,118
1,195	Pier 1 Imports, Inc.	6,083
423	Popeyes Louisiana Kitchen, Inc.*	24,745
683	SP Plus Corp.*	16,324
		195,939
	CONSUMER STAPLES – 4.0%
753	Chefs' Warehouse, Inc.*	12,560
238	Herbalife Ltd.*1	12,762
512	Jarden Corp.*	29,245
208	Nu Skin Enterprises, Inc. - Class A	7,881
		62,448
	ENERGY – 3.3%
424	Advanced Energy Industries, Inc.*	11,969
1,495	Ardmore Shipping Corp.[1]	19,016
328	Oceaneering International, Inc.	12,307
1,087	Ring Energy, Inc.*	7,663
		50,955
	FINANCIALS – 19.4%
723	American Equity Investment Life Holding Co.	17,374
967	Bancorp, Inc.*	6,160
462	Berkshire Hills Bancorp, Inc.	13,449
1,392	Campus Crest Communities, Inc. - REIT	9,466
287	Cardinal Financial Corp.	6,529
192	Columbia Banking System, Inc.	6,242
978	Customers Bancorp, Inc.*	26,621
604	Fidelity & Guaranty Life	15,323

Aristotle Small Cap Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
601	First Financial Bancorp	$10,860
193	First Foundation, Inc.*	4,553
505	Great Western Bancorp, Inc.	14,655
1,366	Hannon Armstrong Sustainable Infrastructure Capital, Inc. - REIT	25,845
1,041	National Bank Holdings Corp. - Class A	22,246
323	Opus Bank	11,941
318	PacWest Bancorp	13,706
464	PrivateBancorp, Inc.	19,033
561	QTS Realty Trust, Inc. - Class A - REIT	25,307
629	Solar Capital Ltd.	10,334
623	STAG Industrial, Inc. - REIT	11,494
870	Stonegate Mortgage Corp.*	4,742
661	Talmer Bancorp, Inc. - Class A	11,971
79	Texas Capital Bancshares, Inc.*	3,904
809	Umpqua Holdings Corp.	12,863
		304,618
	HEALTH CARE – 14.1%
490	Amsurg Corp.*	37,240
136	Charles River Laboratories International, Inc.*	10,933
124	Chemed Corp.	18,575
989	Cross Country Healthcare, Inc.*	16,210
205	Cynosure, Inc. - Class A*	9,157
327	MEDNAX, Inc.*	23,433
1,184	Merit Medical Systems, Inc.*	22,011
441	PAREXEL International Corp.*	30,041
296	Prestige Brands Holdings, Inc.*	15,238
486	Providence Service Corp.*	22,803
746	Quidel Corp.*	15,815
		221,456
	INDUSTRIALS – 16.5%
487	AerCap Holdings N.V.*1	21,019
126	Albany International Corp. - Class A	4,605
431	Altra Industrial Motion Corp.	10,810
201	American Science & Engineering, Inc.	8,317
585	ArcBest Corp.	12,513
225	AZZ, Inc.	12,503
478	Barnes Group, Inc.	16,917
679	CAI International, Inc.*	6,844
1,644	Capital Product Partners LP1	9,075
938	Casella Waste Systems, Inc. - Class A*	5,609
662	Columbus McKinnon Corp.	12,512

Aristotle Small Cap Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
2,135	Commercial Vehicle Group, Inc.*	$5,893
244	Dycom Industries, Inc.*	17,070
211	Genesee & Wyoming, Inc. - Class A*	11,329
1,078	GSI Group, Inc.*1	14,682
2,108	InnerWorkings, Inc.*	15,810
363	Itron, Inc.*	13,133
262	Orbital ATK, Inc.	23,407
297	Titan Machinery, Inc.*	3,246
1,683	Wabash National Corp.*	19,910
196	Wabtec Corp.	13,940
		259,144
	MATERIALS – 2.0%
749	Alamos Gold, Inc. - Class A1	2,464
561	Kraton Performance Polymers, Inc.*	9,319
540	Multi Packaging Solutions International Ltd.*1	9,369
178	Silgan Holdings, Inc.	9,562
		30,714
	TECHNOLOGY – 15.7%
514	ACI Worldwide, Inc.*	11,000
559	Aspen Technology, Inc.*	21,108
318	Belden, Inc.	15,162
425	Benchmark Electronics, Inc.*	8,785
834	Bottomline Technologies de, Inc.*	24,795
586	Electronics For Imaging, Inc.*	27,390
532	Euronet Worldwide, Inc.*	38,533
114	Gartner, Inc.*	10,340
759	Knowles Corp.*	10,117
88	MarketAxess Holdings, Inc.	9,820
721	Mercury Systems, Inc.*	13,237
691	Microsemi Corp.*	22,520
322	Rogers Corp.*	16,605
418	Rovi Corp.*	6,964
982	Ruckus Wireless, Inc.*	10,517
		246,893
	UTILITIES – 3.7%
250	AGL Resources, Inc.	15,953
401	ALLETE, Inc.	20,383

Aristotle Small Cap Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	UTILITIES (Continued)
760	Empire District Electric Co.	$21,333
		57,669
	TOTAL COMMON STOCKS (Cost $1,526,246)	1,470,813

	EXCHANGE-TRADED FUNDS – 2.2%
180	iShares Russell 2000 ETF	20,252
155	iShares Russell 2000 Value ETF	14,261
	TOTAL EXCHANGE-TRADED FUNDS (Cost $35,924)	34,513

	SHORT-TERM INVESTMENTS – 6.6%
104,307	Federated Prime Obligations Fund - Institutional Shares, 0.280%[2]	104,307
	TOTAL SHORT-TERM INVESTMENTS (Cost $104,307)	104,307

	TOTAL INVESTMENTS – 102.6% (Cost $1,666,477)	1,609,633
	Liabilities in Excess of Other Assets – (2.6)%	(40,936)

	TOTAL NET ASSETS – 100.0%	$1,568,697

LP – Limited Partnership
REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Foreign security denominated in U.S. dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Aristotle Small Cap Equity Fund
SUMMARY OF INVESTMENTS
As of December 31, 2015

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financials	19.4%
Industrials	16.5%
Technology	15.7%
Health Care	14.1%
Consumer Discretionary	12.5%
Consumer Staples	4.0%
Utilities	3.7%
Energy	3.3%
Communications	2.6%
Materials	2.0%
Total Common Stocks	93.8%
Exchange-Traded Funds	2.2%
Short-Term Investments	6.6%
Total Investments	102.6%
Liabilities in Excess of Other Assets	(2.6)%
Total Net Assets	100.0%

 See accompanying Notes to Financial Statements.

Aristotle Small Cap Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2015

Assets:
Investments, at value (cost $1,666,477)	$1,609,633
Receivables:
Dividends and interest	1,219
Prepaid expenses	18,242
Prepaid offering costs	19,385
Total assets	1,648,479

Liabilities:
Investment securities purchased	20,667
Shareholder Servicing fees - (Note7)	376
Auditing fees	16,258
Offering costs - Advisor	10,528
Offering costs - Related Parties	13,104
Transfer agent fees and expenses	4,987
Fund accounting fees	4,315
Fund administration fees	4,019
Custody fees	1,180
Chief Compliance Officer fees	949
Trustees' fees and expenses	395
Accrued other expenses	3,004
Total liabilities	79,782

Net Assets	$1,568,697

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$1,624,616
Accumulated net investment income	120
Accumulated net realized gain on investments	805
Net unrealized depreciation on investments	(56,844)
Net Assets	$1,568,697

Class I:
Shares of beneficial interest issued and outstanding	162,622
Net asset value per share	$9.65

See accompanying Notes to Financial Statements.

Aristotle Small Cap Equity Fund
STATEMENT OF OPERATIONS
For the Period October 30, 2015* through December 31, 2015

Investment Income:
Dividends	$3,881
Interest	44
Total investment income	3,925

Expenses:
Auditing fees	16,258
Fund administration fees	5,714
Transfer agent fees and expenses	4,987
Fund accounting fees	4,315
Offering costs	4,044
Registration fees	3,744
Advisory fees	2,148
Legal fees	1,726
Trustees' fees and expenses	1,536
Custody fees	1,181
Chief Compliance Officer fees	949
Miscellaneous	799
Shareholder reporting fees	783
Shareholder servicing fees - (Note 7)	376
Insurance fees	207
Total expenses	48,767
Advisory fees waived	(2,148)
Other expenses absorbed	(43,732)
Net expenses	2,887
Net investment income	1,038

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	244
Net change in unrealized appreciation/depreciation on investments	(56,844)
Net realized and unrealized loss on investments	(56,600)

Net Decrease in Net Assets from Operations	$(55,562)

*	Commencement of Operations.

See accompanying Notes to Financial Statements.

Aristotle Small Cap Equity Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period October 30, 2015* through December 31, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,038
Net realized gain on investments	244
Net change in unrealized appreciation/depreciation on investments,	(56,844)
Net decrease in net assets resulting from operations	(55,562)

Distributions to Shareholders:
From net investment income	(1,077)
Total distributions to shareholders	(1,077)

Capital Transactions:
Net proceeds from shares sold	1,624,259
Reinvestment of distributions	1,077
Net increase in net assets from capital transactions	1,625,336

Total increase in net assets	1,568,697

Net Assets:
Beginning of period	-
End of period	$1,568,697

Accumulated net investment income	$120

Capital Share Transactions:
Shares sold	162,510
Shares reinvested	112
Net increase in capital share transactions	162,622

*	Commencement of Operations

See accompanying Notes to Financial Statements.

Aristotle Small Cap Equity Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period October 30, 2015* through December 31, 2015
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[1]	0.01
Net realized and unrealized loss on investments	(0.35)
Total from investment operations	(0.34)

Less Distributions:
From net investment income	(0.01)
Total distributions	(0.01)

Net asset value, end of period	$9.65

Total return[2]	(3.43)%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,569

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	19.35%	[4]
After fees waived and expenses absorbed	1.15%	[4]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(17.80)%	[4]
After fees waived and expenses absorbed	0.40%	[4]

Portfolio turnover rate	2%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Aristotle Funds
NOTES TO FINANCIAL STATEMENTS
December 31, 2015

Note 1 – Organization
Aristotle/Saul Global Opportunities Fund (the ‘‘Saul Global Opportunities Fund’’), Aristotle International Equity Fund (the “International Equity Fund”), Aristotle Strategic Credit Fund (the “Strategic Credit Fund”) and Aristotle Small Cap Equity Fund (the “Small Cap Equity Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Saul Global Opportunities Fund is a diversified Fund, the International Equity Fund is a non-diversified Fund, the Strategic Credit Fund is a diversified Fund and the Small Cap Equity Fund is a diversified fund.

The Saul Global Opportunities Fund’s primary investment objective is to maximize long term capital appreciation and income.  Prior to January 17, 2014, the Fund was known as Aristotle/Saul Opportunity Fund.  The Fund commenced investment operations on March 30, 2012.

The International Equity Fund’s primary investment objective is to seek long-term capital appreciation.  The Fund commenced investment operations on March 31, 2014.

The Strategic Credit Fund’s primary investment objectives are to seek income and capital appreciation.  The Fund commenced investment operations on December 31, 2014.

The Small Cap Equity Fund’s primary investment objective is to seek long-term capital appreciation.  The Fund commenced investment operations on October 30, 2015.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Aristotle Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2015

(b) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless.  Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense.  To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense.  Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(c) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld.  The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The International Equity Fund incurred offering costs of approximately $23,504, which were amortized over a one-year period from March 31, 2014 (commencement of operations).

The Strategic Credit Fund incurred offering costs of approximately $23,982, which were amortized over a one-year period from December 31, 2014 (commencement of operations).

The Small Cap Equity Fund incurred offering costs of approximately $23,160, which are being amortized over a one-year period from October 30, 2015 (commencement of operations).

(d) Foreign Currency Translation
The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Aristotle Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2015

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(e) Forward Foreign Currency Exchange Contracts
The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. Counter-parties to these forward contracts are major U.S. financial institutions. At December 31, 2015, the Saul Global Opportunities Funds had 12 outstanding forward currency contracts sold short.

(f) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended December 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders
The Funds will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Aristotle Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2015

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Aristotle Capital Management, LLC (the “Advisor”).  Under the terms of the Agreement, the Saul Global Opportunities Fund, International Equity Fund, Strategic Credit Fund and Small Cap Equity Fund pay a monthly investment advisory fee to the Advisor at the annual rate of 0.90%, 0.80%, 0.47% and 0.85%, respectively, of the Funds’ average daily net assets.  The Advisor has contractually agreed to waive its fees and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to 1.10%, 1.10%, 0.62% and 1.15% of the average daily net assets of the Saul Global Opportunities Fund, International Equity Fund, Strategic Credit Fund and Small Cap Equity Fund, respectively.  This agreement is in effect until April 30, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.  For the Small Cap Equity fund, this agreement is in effect until April 30, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees.

Prior to April 1, 2014 for Saul Global Opportunities Fund, the Advisor had contractually agreed to waive its fee and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses to 1.25% of the Fund’s average daily net assets.  In addition, the Fund’s Advisor also agreed to voluntarily waive a portion of its fees and/or absorb other expenses above 0.85% of the average daily net assets of Class I shares of the Fund through March 31, 2014. The Advisor will not seek reimbursement of any advisory fees waived and expenses absorbed during such period.

Prior to February 16, 2015, the Strategic Credit Fund paid a monthly investment advisory fee to the Advisor at the annual rate of 0.65% of the Fund’s average daily net assets.  Prior to February 16, 2015, the Advisor had contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) did not exceed 0.80% of the Fund’s average daily net assets.

For the period ended December 31, 2015, the Advisor waived its advisory fees and absorbed other expenses as follows:

	Advisory fees	Other expenses	Total
Saul Global Opportunities Fund	$189,617	$-	$189,617
International Equity Fund	48,373	140,293	188,666
Strategic Credit Fund	42,933	182,253	225,186
Small Cap Equity Fund	2,148	43,732	45,880
	$283,071	$366,278	$649,349

Aristotle Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2015

The Advisor may recover from the Funds fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred.  The Advisor may recapture all or a portion of these amounts no later than December 31, of the years stated below:

	Saul Global Opportunities Fund	International Equity Fund	Strategic Credit Fund	Small Cap Equity Fund
2017	$127,745	$163,092	$-	$-
2018	189,617	188,666	225,186	45,880
Total	$317,362	$351,758	$225,186	$45,880

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators.  For the periods ended December 31, 2015, the Funds’ allocated fees incurred for Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.  The Funds’ allocated fees incurred for CCO services for the periods ended December 31, 2015, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At December 31, 2015, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

	Saul Global Opportunities Fund	International Equity Fund	Strategic Credit Fund	Small Cap Equity Fund
Cost of investments	$65,370,277	$12,846,770	$8,642,866	$1,666,159

Gross unrealized appreciation	$3,856,368	$254,929	$3,010	$33,679
Gross unrealized depreciation	(6,924,227)	(966,510)	(613,475)	(90,205)

Net unrealized depreciation on investments	$(3,067,859)	$(711,581)	$(610,465)	$(56,526)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the periods ended December 31, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Aristotle Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2015

Increase (Decrease)
Fund	Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
Saul Global Opportunities Fund	$339	$294,564	$(294,903)
International Equity Fund	(1,653)	(2,033)	3,686
Strategic Credit Fund	(2,521)	3,874	(1,353)
Small Cap Equity Fund	(720)	159	561

As of December 31, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Saul Global Opportunities Fund	International Equity Fund	Strategic Credit Fund	Small Cap Equity Fund
Undistributed ordinary income	$244,783	$-	$782	$607
Undistributed long-term capital gains	-	-	-	-
Tax accumulated earnings	244,783	-	782	607

Accumulated capital and other losses	(1,767,822)	(113,369)	(228,057)	-
Net unrealized depreciation on investments	(3,067,859)	(711,581)	(610,465)	(56,526)
Net unrealized appreciation (depreciation) on foreign currency	(588)	(304)	-	-
Total accumulated deficit	$(4,591,486)	$(825,254)	$(837,740)	$(55,919)

The tax character of the distributions paid during the fiscal years ended December 31, 2015 and December 31, 2014 were as follows:

	Saul Global Opportunities Fund		International Equity Fund
Distributions paid from:	2015	2014	2015	2014
Ordinary income	$783,280	$671,127	$69,543	$10,341
Net long-term capital gains	-	29,656	-	-
Total distributions paid	$783,280	$700,783	$69,543	$10,341

	Strategic Credit Fund		Small Cap Equity Fund
	2015	2014	2015
Distributions paid from:
Ordinary income	$410,316	$-	$1,077
Net long-term capital gains	-	-	-
Total distributions paid	$410,316	$-	$1,077

Aristotle Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2015

At December 31, 2015, the Funds had accumulated capital loss carryforwards as follows:

	Not Subject to Expiration
Fund	Short-Term	Long-Term	Total
Saul Global Opportunities Fund	$1,629,091	$138,731	$1,767,822
International Equity Fund	106,904	-	106,904
Strategic Credit Fund	228,057	-	228,057
Small Cap Equity Fund	-	-	-

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward.  Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The International Equity Fund has $6,465 in qualified late-year losses, which are deferred until fiscal year 2016 for tax purposes.  Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Note 5 – Redemption Fee
The Funds may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the periods ended December 31, 2015 the Saul Global Opportunities Fund and International Equity Fund received $3,065 and $1,411, respectively, in redemption fees.

Note 6 – Investment Transactions
For the periods ended December 31, 2015, purchases and sales of investments, excluding short-term investments, were as follows:
	Purchases	Sales
Saul Global Opportunities Fund	$37,911,122	$26,394,770
International Equity Fund	15,753,330	4,739,484
Strategic Credit Fund	16,288,522	7,387,811
Small Cap Equity Fund	1,587,056	25,130

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the International Equity Fund and the Small Cap Equity Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the periods ended December 31, 2015, the International Equity Fund and the Small Cap Equity Fund shareholder servicing fees incurred are disclosed on the Statement of Operations.

Aristotle Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2015

Note 8 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.  Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Aristotle Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2015

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2015, in valuing the Funds’ assets carried at fair value:

Saul Global Opportunities Fund	Level 1	Level 2	Level 3**	Total
Investments
Common Stocks
Communications	$-	$1,272,674	$-	$1,272,674
Consumer Discretionary	1,124,930	1,906,216	-	3,031,146
Consumer Staples	6,994,022	1,337,327	-	8,331,349
Energy	5,764,464	-	-	5,764,464
Financials	3,907,863	1,162,432	-	5,070,295
Health Care	3,181,983	2,888,600	-	6,070,583
Industrials	2,483,449	2,551,365	-	5,034,814
Materials	5,697,719	2,493,462	-	8,191,181
Technology	5,038,416	2,177,254	-	7,215,670
Utilities	3,089,925	-	-	3,089,925
Corporate Bonds[1]	-	52,800	-	52,800
Short-Term Investments	9,177,517	-	-	9,177,517
Total Assets	$46,460,288	$15,842,130	$-	$62,302,418

International Equity Fund	Level 1	Level 2	Level 3**	Total
Investments
Common Stocks
Communications	$-	$459,212	$-	$459,212
Consumer Discretionary	687,654	251,947	-	939,601
Consumer Staples	2,284,658	223,293	-	2,507,951
Energy	576,591	-	-	576,591
Financials	1,122,098	1,248,702	-	2,370,800
Health Care	330,756	642,552	-	973,308
Industrials	739,864	955,202	-	1,695,066
Materials	331,490	650,600	-	982,090
Technology	858,204	-	-	858,204
Utilities	527,055	-	-	527,055
Short-Term Investments	245,311	-	-	245,311
Total Assets	$7,703,681	$4,431,508	$-	$12,135,189

Aristotle Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2015

Strategic Credit Fund	Level 1	Level 2	Level 3**	Total
Investments
Bank Loans[1]	$-	$3,348,179	$-	$3,348,179
Corporate Bonds[1]	-	4,684,222	-	4,684,222
Total Assets	$-	$8,032,401	$-	$8,032,401

Small Cap Equity Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[2]	$1,470,813	$-	$-	$1,470,813
Exchange-Traded Funds	34,513	-	-	34,513
Short-Term Investments	104,307	-	-	104,307
Total Assets	$1,609,633	$-	$-	$1,609,633

[1]	For a detailed break-out of bank loans and corporate bonds by major sector classification, please refer to the Schedule of Investments.
[2]	For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 securities at period end.
**	The Fund did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers between levels at period end.

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Saul Global Opportunities Fund invested in forward contracts during period ended December 31, 2015.

The effects of these derivative instruments on the Funds’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of December 31, 2015 by risk category are as follows:

			Asset Derivatives	Liability Derivatives
	Statement of Asset and Liabilities Location	Derivatives not designated as hedging instruments	Value	Value
Saul Global Opportunities Fund	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	Forward Contracts	$288,653	$105,191
Total			$288,653	$105,191

Aristotle Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2015

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2015 for the Saul Global Opportunities Fund are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments	Forward Contracts	Total
Saul Global Opportunities Fund	Foreign Exchange Contracts	$349,595	$349,595

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments	Forward Contracts	Total
Saul Global Opportunities Fund	Foreign Exchange Contracts	$175,136	$175,136

The quarterly average volumes of derivative instruments as of December 31, 2015 are as follows:

	Derivatives not designated as hedging instruments	Long Forward Contracts	Short Forward Contracts	Total
Saul Global Opportunities Fund	Foreign Exchange Contracts	-	10	10

Note 11 –Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures
Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures requires an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 12 – Recently Issued Accounting Pronouncements
In May 2015, the FASB issued ASU No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

Note 13 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust
and the Shareholders of the Aristotle Funds

We have audited the accompanying statements of assets and liabilities of the Aristotle/Saul Global Opportunities Fund, Aristotle International Equity Fund, Aristotle Strategic Credit Fund, and Aristotle Small Cap Equity Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of December 31, 2015, and with respect to Aristotle/Saul Global Opportunities Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period March 30, 2012 (commencement of operations) through December 31, 2012, and with respect to Aristotle International Equity Fund, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period March 31, 2014 (commencement of operations) through December 31, 2014, and with respect to Aristotle Strategic Credit Fund, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period December 31, 2014 (commencement of operations) through December 31, 2014, and with respect to Aristotle Small Cap Equity Fund, the related statement of operations, the statements of changes in net assets and the financial highlights for  the period October 30, 2015 (commencement of operations) through December 31, 2015. These financial statements and financial highlights are the responsibility of the Funds’ management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers and agent banks. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Aristotle/Saul Global Opportunities Fund, Aristotle International Equity Fund, Aristotle Strategic Credit Fund and Aristotle Small Cap Equity Fund as of December 31, 2015, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania February 29, 2016

Aristotle Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income
Pursuant to Section 854 of the Internal Revenue Code of 1986, the Saul Global Opportunities, International Equity and Small Cap Equity Funds designate income dividends of 100.00%, 100.00% and 100.00%, respectively, as qualified dividend income paid during the period ended December 31, 2015.

Corporate Dividends Received Deduction
For the period ended December 31, 2015, 31.09%, 13.34% and 100.00% of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the Saul Global Opportunities, International Equity and Small Cap Equity Funds, respectively.

Trustees and Officer Information
Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 661-6691 or on the Funds’ website at www.aristotlefunds.com.  The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	77	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	77	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	77	None.

Aristotle Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustees:
John P. Zader ᵃ‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	77	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund.	77	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust
Maureen Quill ᵃ (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD ᵃ (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004-2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009-2010). Vice President – Compliance, Morgan Stanley Investment Management (2000 – 2009).
			N/A	N/A

Aristotle Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Aristotle/Saul Global Opportunities Fund and Aristotle International Equity Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement
At in-person meetings held on August 19-20, 2015, and September 16-18, 2015, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Aristotle Capital Management, LLC (the “Investment Advisor”) with respect to the Aristotle International Equity Fund (the “International Fund”) and Aristotle/Saul Global Opportunities Fund (the “Aristotle/Saul Fund”) series of the Trust (the “Funds”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of each Fund and its shareholders.

Background
In advance of the meetings, the Board received information about the Funds and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Funds; reports comparing performance of each Fund with returns of its benchmark index and a group of comparable funds selected by Morningstar, Inc. (each a “Performance Peer Group”) from its relevant fund universe (each a “Performance Universe”) for various periods ended May 31, 2015; and reports comparing the investment advisory fees and total expenses of each Fund to those of a group of comparable funds selected by Morningstar, Inc. (each an “Expense Peer Group”) from its relevant fund universe (each an “Expense Universe”). The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of each Fund. The materials they reviewed indicated the following:

●	The International Fund’s returns for the one-year period were below the median returns of the Performance Peer Group by 4.37%, the Foreign Large Core Performance Universe median returns by 3.14%, and the MSCI EAFE Index return by 1.58%. The Trustees noted that performance results for the Fund were reported for a relatively short period and that performance over a longer term would be more meaningful.

●	The Aristotle/Saul Fund’s returns for the one- and three-year periods were below the Performance Peer Group median returns by 9.77% to 10.08%, below the World All-Cap Performance Universe median returns by 7.33% to 9.94%, and below the MSCI All-Country World Index returns by 5.4% to 8.14%. The Trustees noted the Investment Advisor’s observation that the Fund at times could differ significantly from other funds in the Performance Peer Group because it has the ability to invest up to 20% of the Fund’s assets in fixed income securities, and the Fund has the ability to partially or fully hedge its currency exposure, which it had done during the period under review.

Aristotle/Saul Global Opportunities Fund and Aristotle International Equity Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board also considered the overall quality of services provided by the Investment Advisor to the Funds.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund are satisfactory.

Advisory Fee and Expense Ratio
The Board considered information included in the meeting materials regarding the investment advisory fees and total expenses of each Fund.  The materials reviewed by the Board indicated the following:

●	The investment advisory fee (gross of fee waivers) for the International Fund was equal to the Expense Peer Group median and slightly higher than the Foreign Large Blend Expense Universe median by 0.05%, and the Fund’s total expenses (net of fee waivers) were slightly higher than the Expense Peer Group median by 0.10% and the Expense Universe median by 0.15%. The Board noted that the Fund’s average net asset size as of May 31, 2015 was $1 million, which was significantly less than the median asset size of funds in the Expense Peer Group and Expense Universe.

●	The investment advisory fee (gross of fee waivers) for the Aristotle/Saul Fund was slightly higher than the Expense Peer Group median and the World Stock Expense Universe median by 0.075% and 0.05%, respectively. The Fund’s total expenses (net of fee waivers) were less than the Expense Peer Group median and slightly higher than the Expense Universe median (by 0.02%). The Board noted that the Fund’s average net assets as of May 31, 2015 was significantly less than the median asset size of funds in the Expense Universe.

With respect to the International Fund, the Board noted that the advisory fee was lower than the Investment Advisor’s standard fee schedule for institutional client accounts managed using the International Equity strategy up to the $25 million asset level, but higher than its standard fee schedule above that level. The Board noted, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s institutional clients. The Board also noted that during the year ended April 30, 2014, the Investment Advisor had waived its entire advisory fee with respect to the International Fund in addition to subsidizing certain of its operating expenses, because of its low asset levels.

The Board also noted that during the year ended April 30, 2015, the Investment Advisor had waived a significant portion of its advisory fees with respect to the Aristotle/Saul Fund. The Board noted that the fee rate charged by the Investment Advisor to the Aristotle/Saul Fund was the same as the Investment Advisor’s standard fee for managing other accounts using its Global Opportunities strategy, that the Investment Advisor is only managing two accounts using the Global Opportunity strategy (the Fund and a private fund, which is currently closed to new investors), and that its published fee schedule for an institutional Global Opportunities account is 0.90%.

The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement with respect to each Fund is fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information prepared by the Investment Advisor relating to the Investment Advisor’s costs and profits with respect to each Fund, noting that the Investment Advisor had realized no profits with respect to either Fund.  The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with each Fund (other than investment advisory fees paid to the Investment Advisor), including research made available to it by broker-dealers providing execution services to the Funds, and the intangible benefits of its association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. They also noted that although there were no advisory fee breakpoints, the asset levels of the Funds were relatively small and were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Funds’ assets grow.

Aristotle/Saul Global Opportunities Fund and Aristotle International Equity Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of each Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement with respect to each Fund.

Aristotle Small Cap Equity Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement
At an in-person meeting held on September 16-18, 2015, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Aristotle Capital Boston, LLC (the “Investment Advisor”) with respect to the Aristotle Small Cap Equity Fund series of the Trust (the “Fund”) for an initial two-year term. In approving the Advisory Agreement, the Board, including the Independent Trustees, determined that such approval is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor; information regarding the background and experience of relevant personnel who would be providing services to the Fund; the initial amendment to the Trust’s registration statement with respect to the Fund (the “485A Filing”); and reports comparing the proposed investment advisory fees and total expenses of the Fund to those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Small Blend fund universe (the “Expense Universe”). The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Advisory Agreement. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.
In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of Services
The Board considered information included in the 485A Filing regarding the composite performance of accounts managed by the Investment Advisor using the Fund’s strategies (the “Composite”). The Board noted that from November 1, 2006 to December 31, 2014, the Composite accounts were managed by the proposed portfolio managers of the Fund at Eagle Boston Investment Management, their prior employer. The 485A Filing indicated that the returns of the Composite (net of fees) were higher than the returns of the Russell 2000 Index for the one-and five-year and since inception periods ended June 30, 2015.
The Board considered the services to be provided by the Investment Advisor’s to the Fund, noting that the Investment Advisor would be responsible for the general investment management and investment operations of the Fund.  The Board also considered the qualifications, experience and responsibilities of the personnel who would be involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations, and the compliance structure and compliance procedures, of the Investment Advisor. In addition, the Board considered that the Investment Advisor is 60% owned by Aristotle Capital Management, LLC (“Aristotle Capital”), which serves as investment advisor to two existing series of the Trust, and that the Chairman of the Board of the Investment Advisor also serves as Chairman of Aristotle Capital and Aristotle Credit Partners, LLC, which serves as advisor to another series of the Trust.

Aristotle Small Cap Equity Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board and the Independent Trustees concluded that, based on the various factors they had reviewed, the Investment Advisor would have the capabilities, resources and personnel necessary to manage the Fund and that the Investment Advisor would provide the Fund with a reasonable potential for good investment results.
Advisory Fee and Expense Ratio
The Board considered information included in the meeting materials regarding the investment advisory fees and total expenses of the Fund. The meeting materials indicated that the proposed advisory fee of the Fund (gross of fee waivers) is lower than the median advisory fees of the funds in its Expense Peer Group and the same as the median fee of funds in its Expense Universe.1  The Trustees also observed that the proposed advisory fee is within the range of fees the Investment Advisor charges to manage separate accounts for clients using its small cap equity style. With respect to the Fund’s total expenses, the Board observed that the proposed total expenses (net of fee waivers) are higher than the median total expenses of the funds in the Expense Peer Group and Expense Universe (by 0.06% and 0.20%, respectively). The Board noted, however, that the estimated average net assets of the Fund in its first year of operations are significantly lower than the average net assets of funds in the Expense Universe.
The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the services proposed to be provided by the Investment Advisor to the Fund.
Profitability and Economies of Scale
The Board reviewed the estimated profitability to the Investment Advisor of its relationship with the Fund in its first year of operations taking into account estimated assets of $10 million.  The Board determined that the estimated profitability to the Investment Advisor with respect to the Fund was reasonable. The Board also noted that the potential benefits received by the Investment Advisor as a result of its relationship with the Fund (other than the receipt of advisory fees) would include any research made available to it by broker-dealers providing execution services to the Fund, the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. In addition, the Board noted that although there were no advisory fee breakpoints, during the Fund’s startup period the Fund’s asset levels would likely be too low to achieve significant economies of scale and that any such economies would be considered in the future as the Fund’s assets grow.
Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that approval of the Advisory Agreement would be in the best interests of the Fund and its shareholders and, accordingly, approved the Advisory Agreement.

[1]
Subsequent to the meeting, the Board was notified of a discrepancy in the report prepared by Morningstar, Inc. While the proposed advisory fee and expense cap for the Fund were 0.85% and 1.15%, respectively, of the Fund’s average daily net assets, the Morningstar report showed a proposed advisory fee of 0.80% and proposed expense cap of 1.20%. The corrected proposed advisory fee is still below the median advisory fee of the Expense Peer Group, but is above the median advisory fee of the Expense Universe by 0.05%.  No Trustee indicated that the corrected numbers affected his or her approval.

Aristotle Funds
EXPENSE EXAMPLES
For the Periods Ended December 31, 2015 (Unaudited)

Expense Examples
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

The Actual Performance example of the Small Cap Equity Fund is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 30, 2015* to December 31, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Saul Global Opportunities Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/15	12/31/15	7/1/15 - 12/31/15
Actual Performance	$1,000.00	$960.30	$5.45
Hypothetical (5% annual return before expenses)	1,000.00	1,019.65	5.61

*
Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

Aristotle Funds
EXPENSE EXAMPLES - Continued
For the Periods Ended December 31, 2015 (Unaudited)

International Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/15	12/31/15	7/1/15 - 12/31/15
Actual Performance	$1,000.00	$957.60	$5.43
Hypothetical (5% annual return before expenses)	1,000.00	1,019.36	5.60

*
Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

Strategic Credit Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/15	12/31/15	7/1/15 – 12/31/15
Actual Performance	$1,000.00	$956.80	$3.06
Hypothetical (5% annual return before expenses)	1,000.00	1,022.08	3.16

*
Expenses are equal to the Fund’s annualized expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

Small Cap Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	10/30/15*	12/31/15	10/30/15* - 12/31/15
Actual Performance**	$1,000.00	$965.70	$1.94
	7/1/15	12/31/15	7/1/15 – 12/31/15
Hypothetical (5% annual return before expenses)^	1,000.00	1,019.43	5.83

*	Commencement of operations
**
Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 63/365 (to reflect the since inception period). The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

^
Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

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Aristotle/Saul Global Opportunities Fund
Aristotle International Equity Fund
Aristotle Strategic Credit Fund
Aristotle Small Cap Equity Fund
Each a series of Investment Managers Series Trust

Investment Advisor
Aristotle Capital Management, LLC
11100 Santa Monica Blvd., Suite 1700
Los Angeles, California 90025

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Aristotle/Saul Global Opportunities Fund – Class I	ARSOX	461 418 287
Aristotle International Equity Fund – Class I	ARSFX	461 41P 297
Aristotle Strategic Credit Fund – Class I	ARSSX	461 41Q 824
Aristotle Small Cap Equity Fund – Class I	ARSBX	461 41Q 626

Privacy Principles of the Aristotle Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds.  The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Aristotle Funds for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 661-6691, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at  www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 661-6691, or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC website at  www.sec.gov or by calling the Funds at (888) 661-6691. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Aristotle Funds
P.O. Box 2175
Milwaukee, WI  53201
Toll Free: (888) 661-6691

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-661-6691.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2015	FYE 12/31/2014
Audit Fees	$64,300	$30,250
Audit-Related Fees	N/A	N/A
Tax Fees	$11,200	$5,300
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2015	FYE 12/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2015	FYE 12/31/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date:	03/10/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date:	03/10/16

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date:	03/10/16